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                                                                  EXHIBIT 10.11

                                  AERCO LIMITED

                               PURCHASE AGREEMENT



                                                                  July 12, 2000

Morgan Stanley & Co. International Limited
Lehman Brothers Inc.
   each for itself and the other several
   Initial Purchasers named below
c/o Morgan Stanley & Co. International Limited
25 Cabot Square
Canary Wharf
London E14 4QA3



Ladies and Gentlemen:

     AerCo Limited, a Jersey limited liability company (the "ISSUER"), proposes to issue and sell to you (the "REPRESENTATIVES") and the other several purchasers named in Schedule I hereto (collectively with the Representatives, the "INITIAL PURCHASERS") $960,000,000 aggregate principal amount of its notes in the class and subclass designations and in the respective aggregate principal amounts set forth in Schedule II hereto (collectively, the "NOTES") to be issued pursuant to the provisions of Supplement No. 1, to be dated as of the Closing Date (as defined herein), to the Indenture, dated as of July 15, 1998 (as so supplemented and as it may be amended, supplemented or otherwise modified, the "INDENTURE"), between the Issuer and Bankers Trust Company, a New York banking corporation, as trustee (the "TRUSTEE"). The Notes initially will be represented by one or more global notes in bearer form (the "GLOBAL NOTES") which will be issued by the Issuer and deposited with Bankers Trust Company, as depositary (the "BOOK-ENTRY DEPOSITARY") pursuant to a deposit agreement, to be dated as of the Closing Date (the "DEPOSIT AGREEMENT") between the Issuer and the Book-Entry Depositary, pursuant to which the Book-Entry Depositary will issue a Depositary Interest (as defined herein) to The Depository Trust Company ("DTC") or its nominee against the deposit of the Global Notes.

     The Issuer and each of (a) AerCo Ireland Limited, an Irish limited liability company ("AerCo IRELAND"), AerCo Ireland II Limited, an Irish limited liability company ("AerCo IRELAND II"), AerCo USA Inc., a Delaware corporation ("AerCo USA"), AerFi Belgium N.V., a Belgian limited liability company ("AerFi BELGIUM"), Aircraft Lease Portfolio Securitization 94-1 Limited, a Jersey limited liability company ("ALPS 94-1"), ALPS 94-1 (Belgium) N.V., a Belgian limited liability company ("ALPS 94-1 BELGIUM") and Pergola Limited, an Irish limited liability company ("PERGOLA"), each wholly-owned direct or indirect subsidiaries of the Issuer (all of the foregoing subsidiaries named in this clause (a) being, collectively, the "CURRENT SUBSIDIARIES"), have pledged and granted, and the Issuer and each of (b) AerFi BM Limited, an Irish limited liability company ("AerFi BM"), AerFi POL Inc., a Delaware corporation ("AerFi POL"), AerFi Sverige Leasing AB,



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a Swedish Company ("AerFi SVERIGE"), Baltic Airlease II LLC, an Isle of Man
company ("BALTIC AIRLEASE II"), Baltic Airlease III LLC, an Isle of Man company ("BALTIC AIRLEASE III"), Ergo Leasing Limited, an Irish limited liability company ("ERGO"), Gustav Leasing I Limited, an Irish limited liability company ("GUSTAV I"), Gustav Leasing II Limited, an Irish limited liability company ("GUSTAV II"), Gustav Leasing III Limited, an Irish limited liability company ("GUSTAV III"), Gustav Leasing IV Limited, an Irish limited liability company ("GUSTAV IV"), Gustav Leasing V Limited, an Irish limited liability company ("GUSTAV V"), Gustav Leasing VI Limited, an Irish limited liability company ("GUSTAV VI"), Gustav Leasing VII Limited, an Irish limited liability company ("GUSTAV VII"), Gustav Leasing VIII Limited, an Irish limited liability company ("GUSTAV VIII"), Gustav Leasing IX Limited, an Irish limited liability company ("GUSTAV IX"), Indigo Aviation (Leasing) Limited, an Irish limited liability company ("INDIGO LEASING"), Indigo Aviation Ireland Limited, an Irish limited liability company ("INDIGO IRELAND") and Lorenton Limited, an Irish limited liability company ("LORENTON"), each to be, as of the date on which the Issuer purchases its shares pursuant to the Share Purchase Agreement (as defined in Schedule III hereto) (a "Transfer Date") a wholly owned direct or indirect subsidiary of the Issuer (all of the foregoing subsidiaries named in this clause
(b) being, collectively, the "TRANSFERRING COMPANIES"), are pledging and granting or will pledge and grant as of its Transfer Date, security interests in certain property pursuant to the Security Documents (as defined in Schedule III hereto) to secure the obligations of the Issuer under the Notes. The Transferring Companies that are transferred to the Issuer or to any of the Current Subsidiaries on the Closing Date pursuant to the Share Purchase Agreement are referred to herein collectively as the "TRANSFERRED SUBSIDIARIES." The Current Subsidiaries and the Transferred Subsidiaries are referred to herein collectively as the "SUBSIDIARIES." The Issuer and the Subsidiaries are referred to herein collectively as the "AerCo GROUP."

     Each of the Representatives shall act on behalf of itself and the other Initial Purchasers. Capitalized terms used and not defined herein shall have the meanings ascribed to them in the Indenture and in the Security Documents referred to below, as the context requires.

     The Notes will be offered without being registered under the Securities Act of 1933, as amended (the "SECURITIES Act"), in reliance on exemptions therefrom.

     The Initial Purchasers and their direct and indirect transferees shall be entitled to the benefits of a registration rights agreement, to be dated as of the Closing Date, among the Issuer and the Representatives, each for itself and the other Initial Purchasers, substantially in the form attached hereto as Exhibit A (the "REGISTRATION RIGHTS AGREEMENT").

     In connection with the sale of the Notes, the Issuer has prepared a preliminary offering memorandum (including the preliminary term sheets that were distributed to potential investors, the "PRELIMINARY MEMORANDUM") and will prepare a final offering memorandum (the "FINAL MEMORANDUM" and, together with the Preliminary Memorandum, the "MEMORANDA" and each, a "MEMORANDUM") setting forth or including a description of the terms of the Notes, the terms of the offering and a description of the Issuer and its business.

     On or after the Closing Date on each Transfer Date, the Issuer or one of the Subsidiaries will purchase the capital stock of one or more of the Transferring Companies



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from AerFi Group plc (formerly known as GPA Group plc, "AerFi") or one of its wholly owned subsidiaries pursuant to the Share Purchase Agreement.

     On the Closing Date, the Issuer will refinance its Subclass A-1 Notes and Subclass D-1 Notes. Also simultaneous with the offering of the Notes, the Issuer will issue Subclass D-2 Notes and Subclass E-2 Notes to AerFi or its subsidiaries pursuant to the Indenture.

     This Agreement, the Deposit Agreement, the Indenture (including Supplement No. 1 thereto), the Notes, the Registration Rights Agreement, and each of the documents listed on Parts A and B of Schedule III hereto are collectively referred to herein as the "RELEVANT DOCUMENTS" and each of the documents listed on Part B of Schedule III hereto are collectively referred to herein as the "1998 DOCUMENTS."

     1. Representations, Warranties and Agreements of the Issuer. The Issuer represents and warrants to each of the Initial Purchasers and agrees with the Initial Purchasers that as of the date hereof:

          (a) the Preliminary Memorandum does not contain and the Final Memorandum, in the form used by the Initial Purchasers to confirm sales and on the Closing Date, will not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, except that the representations and warranties set forth in this Section 1(a) do not apply to statements or omissions in either Memorandum based upon information relating to any Initial Purchaser furnished to the Issuer in writing by such Initial Purchaser through the Representatives expressly for use therein;

          (b) the Issuer has been duly incorporated, is legally and validly existing in good standing as a limited liability company under the laws of Jersey with full power and authority under its Memorandum and Articles of Association and the laws of Jersey to own or hold its property and to conduct its business as described in each Memorandum and is duly qualified to transact business and is in good standing (where such concept is applicable) in each jurisdiction in which the conduct of its business or its ownership or leasing of property requires such qualification;

          (c) each Subsidiary has been duly formed or incorporated, is legally and validly existing in good standing (where such concept is applicable) as a company or corporation under the laws of the jurisdiction of its formation or incorporation, has full power (corporate or other) and authority to own or hold its property and to conduct its business as described in each Memorandum, and is duly qualified to transact business and is in good standing (where such concept is applicable) in each jurisdiction in which the conduct of its business or its ownership or leasing of property requires such qualification, except to the extent that the failure to be so qualified or be in good standing would not have a material adverse effect on the Issuer and its Subsidiaries, taken as a whole;

          (d) the Issuer has the authorized capitalization set forth in the Memoranda; all of the issued and outstanding share capital of the Issuer, each of the Current Subsidiaries and each of the Transferred Subsidiaries has been duly authorized and validly issued, is fully paid and non-assessable (and not subject to calls for funds) and




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     is, or as at the Closing Date will be, owned directly or indirectly by the
     Issuer, free and clear of all liens, charges, claims, pledges or other encumbrances, except those created under the Security Documents; 95% of the outstanding capital stock of the Issuer is owned by Juris Limited and Lively Limited ("LIVELY"), as nominees, for the benefit of the trustees of the AerCo Holding Trust, a charitable trust located in Jersey, and 5% of the outstanding capital stock of the Issuer is owned by AerFi;

          (e) none of the trustees of the AerCo Holding Trust or the Issuer has taken any action, and, to the best of the Issuer's knowledge, no steps have been taken or legal proceedings started or threatened against the Issuer, or for the winding-up, dissolution or reorganization, or for the appointment of a liquidator, receiver, administrator, administrative receiver, examiner or similar officer of the Issuer or of any or all of its assets or revenues or as a result of which the Issuer could become bankrupt;

          (f) the Issuer has all necessary power and authority to execute and deliver this Agreement and to perform its obligations hereunder, and this Agreement has been duly authorized, executed and delivered by the Issuer;

          (g) the Notes have been duly authorized and, when executed by the Issuer, authenticated by the Trustee and delivered to and paid for by the Initial Purchasers in accordance with the terms of this Agreement, will (i) be valid and binding obligations of the Issuer enforceable in accordance with their terms, except as (A) the enforceability thereof may be limited by bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium or similar laws affecting creditors' rights generally and (B) rights of acceleration, if applicable, and the availability of equitable remedies may be limited by equitable principles of general applicability and (ii) be entitled to the benefits of the Indenture;

          (h) the Issuer has all necessary power and authority to execute and deliver each other Relevant Document to which it is or will become a party and to perform its obligations thereunder; each other Relevant Document to which the Issuer is or will become a party has been duly and validly authorized by it on the date hereof and, by the date of execution and delivery thereof, will be duly executed and delivered by the Issuer, and thereupon will be a valid and binding agreement of the Issuer, enforceable against the Issuer in accordance with its terms, except as (i) the enforceability thereof may be limited by bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium or similar laws affecting creditors' rights generally, (ii) rights of acceleration, if applicable, and the availability of equitable remedies may be limited by equitable principles of general applicability and (iii) the enforceability of the right to indemnification thereunder may be limited by U.S. federal and state securities laws and public policy considerations;

          (i) each of the Subsidiaries has or will have, as of the Closing Date, all necessary power and authority to execute and deliver each Relevant Document to which it is or will become a party and to perform its obligations thereunder; at the date of execution of each Relevant Document by a Subsidiary, such Relevant Document was or will be duly and validly authorized, executed and delivered by such Subsidiary, and is or thereupon will be a valid and binding agreement of such Subsidiary, enforceable against such Subsidiary in accordance with its terms, except as (i) the enforceability thereof may be limited by bankruptcy, insolvency, fraudulent




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     transfer, reorganization, moratorium or similar laws affecting creditors'
     rights generally and (ii) rights of acceleration, if applicable, and the availability of equitable remedies may be limited by equitable principles of general applicability;

          (j) the authentication by the Trustee and the issuance, sale and delivery of the Notes by the Issuer and, at the date of execution and delivery of each Relevant Document by the Issuer or each Subsidiary, the authorization, execution, delivery and performance of such Relevant Document by the Issuer and each such Subsidiary, as the case may be, and compliance with the terms thereof by the Issuer and each such Subsidiary, and the consummation by the Issuer and each such Subsidiary of the transactions contemplated hereby and thereby will not contravene any provision of applicable law or of the memorandum or articles of incorporation or association or by-laws, as the case may be, of the Issuer or such Subsidiary as the case may be, or result in a breach or violation of any of the terms or provisions of, or constitute a default under, or result in or require the creation or imposition of any lien, charge, claim, pledge or other encumbrance upon any properties or assets of the Issuer or such Subsidiary as the case may be, pursuant to the terms of any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which the Issuer or such Subsidiary as the case may be, is a party or by which the Issuer or such Subsidiary as the case may be, is bound or to which any of the properties or assets of the Issuer or such Subsidiary as the case may be, is subject (other than those created under the Security Documents), nor will such actions result in any violation of, or conflict with, any statute, order, decree, rule or regulation of any court or governmental agency or body having proper jurisdiction over the Issuer or such Subsidiary as the case may be, or any of their properties or assets;

          (k) upon the due issuance by the Book-Entry Depositary of the Depositary Interests representing beneficial interests in the Notes against deposit of the Global Notes in accordance with the Indenture and the Deposit Agreement, such Depositary Interests will be duly and validly issued and persons in whose names such Depositary Interests are registered will be entitled to the rights of registered holders specified in the Deposit Agreement;

          (l) except for (i) such consents, approvals, authorizations, registrations or qualifications as may be required under the applicable state securities, "blue sky" or similar laws in connection with the offer, purchase and distribution of the Notes by the Initial Purchasers or under the U.S. federal and state securities laws in connection with the registration obligations under the Registration Rights Agreement, (ii) the consent required pursuant to the Control of Borrowing (Jersey) Order 1958 (as amended) in respect of the issue by the Issuer of the Notes which shall be obtained prior to the Closing Date, (iii) the filing of the completed Final Memorandum after the date hereof with the Registrar of Companies in Jersey pursuant to the Companies (General Provisions) (Jersey) Order 1992 and the issue pursuant thereto of his consent to the circulation of the completed Final Memorandum, (iv) the filing of a registration statement with the United States Securities and Exchange Commission and the registration pursuant thereto of the Exchange Notes under the Securities Act, and the filing of a prospectus contained in such registration statement with the Registrar of Companies in Jersey pursuant to the Companies (General Provisions) (Jersey) Order 1992 and the granting pursuant thereto of the Registrar's consent to the circulation of the prospectus, and the issuance of consent by the Jersey Financial Services




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     Commission to the issue of the Exchange Notes pursuant to the Control of
     Borrowing (Jersey) Order 1958 (as amended) and the issuance of consent to the circulation of the prospectus pursuant to a condition to be contained in such consent, (v) such consents as have been obtained and are in full force and effect and (vi) such consents the failure of which to obtain would not have a material adverse effect on the financial condition, results of operations or business of the Issuer and the Subsidiaries, taken as a whole, no consent, approval, authorization or order of, or filing or registration with, any court or governmental agency or body having jurisdiction over the Issuer, any of the Subsidiaries or any of their properties or assets is required for the execution, delivery or performance of this Agreement and each other Relevant Document by the Issuer or any of the Subsidiaries party thereto and the consummation of the transactions contemplated hereby and thereby, including the issuance, authentication, sale and delivery of the Notes and compliance with the terms thereof by the Issuer;

          (m) except as disclosed in the Memoranda, there are no legal or governmental proceedings pending to which the Issuer or any of the Subsidiaries is a party, or to which any property of the Issuer or any of the Subsidiaries is subject (i) asserting the invalidity of this Agreement, the Notes, the Depositary Interests or any other Relevant Document, (ii) seeking to prevent the issuance by the Issuer of the Notes, or the consummation of any of the transactions contemplated by this Agreement or any other Relevant Document, (iii) seeking any determination or ruling that would materially and adversely affect the performance by the Issuer or any of the Subsidiaries of its obligations under this Agreement or any other Relevant Document to which it is a party, (iv) seeking any determination or ruling that would adversely affect the validity or enforceability of this Agreement or any other Relevant Document to which it is a party, (v) seeking to affect adversely the Jersey, Irish, U.S. federal or State of Delaware or New York income tax attributes of the Issuer, any of the Subsidiaries or the Notes, or of any payments to be made by any party under this Agreement or any other Relevant Document, or (vi) which would reasonably be expected to have a material adverse effect on the financial condition, results of operations or business of the Issuer and the Subsidiaries, taken as a whole; and, to the best of the Issuer's knowledge, no such proceedings are threatened or contemplated;

          (n) each of the Issuer and the Subsidiaries has or will have as of the Closing Date good title to all real and personal property owned by it, including, without limitation, its portion of the collateral described in the Security Documents, free and clear of all liens, charges, claims, pledges or other encumbrances, except such as are described or stated to be permitted in the Memoranda or created pursuant to the Security Documents;

          (o) the Security Documents executed and delivered by the Issuer and each of the Current Subsidiaries party thereto create, or when executed and delivered by the Issuer, the Current Subsidiaries and the Transferring Companies party thereto will create, a valid, first priority lien on and security interest in the collateral described and pledged by each of them in the Security Documents;

          (p) there has not been any material adverse change, or any development that could reasonably be expected to involve a material adverse change, in the condition, financial or other, or in the earnings, business or operations of the Issuer and the Subsidiaries, taken as a whole, from that set forth in the Preliminary Memorandum;




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          (q) the Issuer has not engaged in any activities other than the business and financing activities described in the Preliminary Memorandum and the transactions contemplated by the Relevant Documents and has made only those distributions described in the Memoranda since its formation or establishment;

          (r) as of the Closing Date, the Issuer and each of the Subsidiaries will, or will cause their lessees to, maintain with reputable and responsible insurers full insurance, aircraft liability insurance and aircraft political risk insurance in respect of such property and in such amounts as are required to be maintained by the terms of the Indenture as described in the Memoranda, all of which insurance is in full force and effect;

          (s) no stamp duty, stock exchange tax, value added tax or any other tax or duty is payable with respect to the authorization, issuance, sale and delivery of the Notes by the Issuer to the Initial Purchasers, the sale and delivery of the Notes by the Initial Purchasers to purchasers thereof, the deposit of the Global Notes with the Book-Entry Depositary, the issuance and registration of the Depositary Interests by the Book-Entry Depositary to and in the name of DTC or its nominee, in each case in the manner contemplated by this Agreement, the Indenture and the Deposit Agreement, or the execution and delivery of this Agreement or the other Relevant Documents, except that an ad valorem duty will be payable in Ireland in respect of the Share Purchase Agreement and certain duties will be payable in Ireland in respect of certain of the Security Documents;

          (t) none of the Issuer or the Subsidiaries has sustained since the date of the Preliminary Memorandum any material loss or interference with its business from any court or governmental action, order or decree, other than as set forth in the Preliminary Memorandum; and, since such date, there has not been any change in the share capital of the Issuer or in the debt of the Issuer or the Subsidiaries, whether or not arising from transactions in the ordinary course of business, other than as set forth in or contemplated by the Memoranda;

          (u) except as disclosed in the Memoranda, none of the Issuer or the Subsidiaries is in violation of or has failed to obtain any license, permit, certificate, franchise or other governmental authorization or permit necessary to the conduct of its business, except where such violation or failure would not reasonably be expected to have a material adverse effect on the business condition (financial or other), earnings, results of operations of the Issuer and the Subsidiaries, taken as a whole;

          (v) neither the Issuer nor any affiliate (as defined in Rule 501(b) of Regulation D under the Securities Act, an "AFFILIATE") of the Issuer has directly, or through any agent, (i) sold, offered for sale, solicited offers to buy or otherwise negotiated in respect of, any security (as defined in the Securities Act) which is or will be integrated with the sale of the Notes in a manner that would require the registration under the Securities Act of the Notes or (ii) engaged in any form of general solicitation or general advertising in connection with the offering of the Notes (as those terms are used in Regulation D under the Securities Act) or in any manner involving a public offering within the meaning of Section 4(2) of the Securities Act;





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          (w) the Issuer is not an "investment company" or an entity
     "controlled" by an "investment company," as such terms are defined in the United States Investment Company Act of 1940, as amended;

          (x) the financial statements of the Issuer and ALPS 94-1, the "AerFi transferred aircraft" and the "new AerFi transferring aircraft" (each as defined and used in the Memoranda) and the respective notes thereto included in the Memoranda were prepared in conformity with generally accepted accounting principles in the United Kingdom ("U.K. GAAP") and the financial statements of the "Indigo transferring aircraft" (as defined and used in the Memoranda) and the respective notes thereto included in the Memoranda were prepared in conformity with generally accepted accounting principles in the U.S. ("U.S. GAAP"), in the case of the Indigo financial statements in accordance with the requirements of the Securities Act and, in the case of the unaudited pro forma financial information, on the basis of the assumptions set forth in the first paragraph under "Unaudited Pro Forma Combined Financial Information" in the Final Memorandum;

          (y) each Memorandum contains information meeting the requirements of Rule 144(A)(d)(4) under the Securities Act;

          (z) it is not necessary in connection with the offer, sale and delivery of the Notes to the Initial Purchasers in the manner contemplated by this Agreement to register the Notes or the Depositary Interests under the Securities Act or to qualify the Indenture under the Trust Indenture Act of 1939, as amended;

          (aa) the Issuer has complied with all provisions of Section 517.075, Florida Statutes (Chapter 92-198, Laws of Florida);

          (bb) none of the Issuer, its Affiliates or any person acting on its or their behalf (other than the Initial Purchasers) has engaged in any directed selling efforts (as that term is defined in Regulation S under the Securities Act ("REGULATION S")) with respect to the Notes and the Issuer and its Affiliates and any person acting on its or their behalf (other than the Initial Purchasers) have complied with the offering restrictions requirement of Regulation S; and

          (cc) the Issuer will use the proceeds received by it from the issue and sale of the Notes pursuant to this Agreement in the manner specified in the Final Memorandum under the caption "Use of Proceeds."

     References in Section 1(h), (i) and (s) to the Issuer's or any Current Subsidiary's authority to execute and deliver, or execution and delivery of, any Relevant Documents shall exclude the 1998 Documents.

     2. Representations, Warranties and Agreements of AerFi. AerFi represents and warrants to the Initial Purchasers and agrees with the Initial Purchasers that:

          (a) the Preliminary Memorandum does not contain and the Final Memorandum, in the form used by the Initial Purchasers to confirm sales and on the Closing Date, will not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, except that the



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     representations and warranties set forth in this Section 2(a) do not apply to (i) statements or omissions in either Memorandum based upon information relating to any Initial Purchaser furnished to the Issuer in writing by such Initial Purchaser through the Representatives expressly for use therein and (ii) information other than the information specified in
     Schedule IV hereto (the "AERFI INFORMATION") relating to AerFi and its subsidiaries specified in Schedule V hereto (collectively with AerFi, the "AerFi COMPANIES");

          (b) each of the AerFi Companies is duly incorporated (in the case of AerFi, as a public limited liability company) and is validly existing as a corporation in good standing (in each jurisdiction in which such concept applies) under the applicable laws of its jurisdiction of incorporation, is duly qualified to transact business and in good standing (in each jurisdiction in which such concept applies) in each jurisdiction in which the ownership or leasing of its properties and the conduct of its business requires such qualification, except to the extent that the failure to be so qualified or to be in good standing (in each jurisdiction in which such concept applies) would not have a material adverse effect on the financial condition, results of operations or business of any Transferring Company or of the AerFi Companies, taken as a whole, and each AerFi Company has the corporate power and authority to own or hold its property and to conduct the business in which it is engaged as described in the Memoranda;

          (c) no liquidator, provisional liquidator, official manager, examiner, trustee, receiver or administrative receiver and manager or similar officer has been appointed in respect of all or any part of the assets of any AerFi Company, nor has any application been made by any of the AerFi Companies or, to the best of AerFi's knowledge, by any third party to a court which is still pending for an order for, or any act, matter or thing been done which, with the giving of notice, lapse of time or satisfaction of some other condition (or any combination thereof), will lead to the appointment of any such officers or the equivalent in any jurisdiction; after giving effect to the transfer of the Transferring Companies, AerFi will be solvent for purposes of Section 214 of the Ireland Companies Act, 1963 (as amended) and Section 2 of the Ireland Companies (Amendment) Act 1990;

          (d) AerFi has all necessary corporate power and authority to execute and deliver this Agreement and perform its obligations hereunder and this Agreement has been duly authorized, executed and delivered by AerFi;

          (e) each of the AerFi Companies has or will have as of the relevant Transfer Date all necessary corporate power and authority to execute, deliver and perform its obligations under each other Relevant Document to which it is or will be a party; and each other Relevant Document has been or will have been as of the relevant Transfer Date duly authorized, executed and delivered by such of the AerFi Companies as are or will be party thereto and constitutes or thereupon will constitute a valid and binding agreement of such AerFi Company, enforceable against such AerFi Company in accordance with its terms, except as (i) the enforceability thereof may be limited by bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and other similar laws affecting creditors' rights generally, (ii) rights of acceleration, if applicable, and the availability of equitable remedies may be limited by equitable principle of general applicability and (iii) the enforceability of the right




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     to indemnification and contribution thereunder may be limited by U.S.
     federal and state securities laws and public policy considerations;

          (f) the execution, delivery and performance of this Agreement by AerFi, of the Relevant Documents and of the Memorandum of Understanding, dated as of March 31, 2000 between AerFi and debis AirFinance B.V. ("DEBIS B.V."), to the limited extent that it is expressed to have binding effect (the "MOU"), by such of the AerFi Companies as are party thereto, and the performance of and compliance with the terms of this Agreement and the MOU by AerFi, and of the terms of the Relevant Documents by such of the AerFi Companies as are party thereto, and the consummation of the transactions contemplated by this Agreement and the MOU by AerFi and of the transactions contemplated by the Relevant Documents by such of the AerFi Companies as are party thereto, will not, except to the extent any consents or approvals are required in connection with the MOU, conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, or result in or require the creation or imposition of any lien, charge or encumbrance upon any properties or assets of any AerFi Company pursuant to the terms of any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which any such AerFi Company is a party or by which any such AerFi Company is bound, or to which any of the properties or assets of any such AerFi Company is subject (other than those created under the Security Documents), nor will such actions result in any violation of, or conflict with, the provisions of the constitutional documents of any such AerFi Company or any statute, order, decree, rule or regulation of any court or governmental agency or body having proper jurisdiction over any AerFi Company or any of their respective properties or assets, except for such statutes, orders, decrees, rules or regulations the violation of which would not have a material adverse effect on the consolidated financial condition, results of operations or business of the AerFi Companies, taken as a whole;

          (g) except for (i) such consents, approvals, authorizations, registrations or qualifications as may be required under the applicable state securities, "blue sky" or similar laws in connection with the offer, purchase and distribution of the Notes by the Initial Purchasers and (ii) such consents as have been obtained and are in full force and effect, no consent, approval, authorization or order of, or filing or registration with, any court or governmental agency or body having jurisdiction over any AerFi Company or any of their respective properties or assets is required for the execution, delivery and performance of this Agreement and each other Relevant Document by such of the AerFi Companies as are party thereto and the consummation of the transactions contemplated hereby and thereby, other than such consents the failure of which to obtain would not have a material adverse effect on the consolidated financial condition, results of operations or business of the AerFi Companies, taken as a whole;

          (h) except as disclosed in the Memoranda and as set forth on Schedule VI hereto, there are no legal or governmental proceedings pending to which any AerFi Company is a party or of which any property of any AerFi Company is the subject (i) asserting the invalidity of this Agreement or any Relevant Document to which such AerFi Company is a party, (ii) seeking to prevent the consummation of any of the transactions contemplated by this Agreement or any Relevant Document to which such AerFi Company is a party,
     (iii) seeking any determination or ruling that would materially and adversely affect the performance by any of the AerFi Companies of its respective obligations under this Agreement or any Relevant Document to which such AerFi Company is a party, (iv) seeking any determination or ruling that would adversely affect the validity or enforceability of this Agreement or any Relevant Document to which such AerFi Company is a party, or (v) which would reasonably be expected to have a material adverse effect on the consolidated financial condition, results of operations or business of the AerFi Companies, taken as a whole; and, to the best of AerFi's knowledge, no such proceedings are pending or threatened;

          (i) the financial statements of the "AerFi transferred aircraft" and the "new AerFi transferring aircraft" (each as defined and used in the Memoranda) and the respective notes thereto included in the Memoranda were prepared in conformity with U.K. GAAP and the financial statements of the "Indigo transferring aircraft" (as defined and used in the Memoranda) and the respective notes thereto included in the Memoranda were prepared in conformity with U.S. GAAP as specified therein, in the case of the Indigo financial statements in accordance with the requirements of the Securities Act, and, in the case of the unaudited pro forma financial information contained therein, on the basis of the assumptions set forth in the first paragraph under "Unaudited Pro Forma Combined Financial Information" in the Final Memorandum;

          (j) all of the information supplied by AerFi to the Representatives and the Rating Agencies in connection with the actual or prospective issuance of the Notes (as supplemented or superseded from time to time prior to the date of this Agreement) was, at the time it was supplied, and is true and correct in all material respects and is not misleading, and did not fail to disclose any information which was necessary to make the information so given not misleading in the context in which it was given;

          (k) the representations and warranties of the AerFi Companies included in (i) the Share Purchase Agreement and (ii) the Aircraft Purchase Agreements (as defined in Schedule III hereof) to which any AerFi Company is a party as of the date of such agreement are, and as of the Closing Date will be, true and correct and are incorporated herein in their entirety by reference and made by each such AerFi Company to the Initial Purchasers on the date hereof and on the Closing Date as if set out herein in full; and

          (l) the MOU is, to the limited extent that it is expressed to have binding effect, in full force and effect and AerFi has notified the Representatives of any and all amendments, supplements or other modifications to the terms of the MOU since the date thereof.

     References in Section 2(e), (f) and (g) to any of the AerFi Company's authority to execute and deliver, or execution and delivery of, any Relevant Documents shall exclude the 1998 Documents.

     3. Offering. The Representatives have advised the Issuer that the Initial Purchasers will make an offering of the Notes purchased by the Initial Purchasers hereunder on the terms set forth in the Final Memorandum as soon as practicable after this Agreement is entered into as in the Representatives' judgment is advisable.

     4. Purchase and Delivery. The Issuer hereby agrees to sell to the several Initial Purchasers, and the Initial Purchasers, upon the basis of the representations and warranties herein contained, but subject to the conditions hereinafter stated, agree, severally and not jointly, to purchase from the Issuer the respective principal amount of each subclass of Notes set forth in Schedule I hereto opposite their names at an amount equal to the percentage of the principal amount of such subclass of Notes set forth in Schedule II.

     Payment for the Notes shall be made by wire transfer in immediately available funds no later than 9:00 a.m. (London time) on July 17, 2000 (or at such other time on the same or such other date as shall be designated in writing by the Representatives to the Issuer). A closing in connection therewith will be held at the offices of McCann FitzGerald Solicitors, 2 Harbourmaster Place, International Financial Services Center, Dublin 1 and such other locations as the parties shall agree. The time and date of such payment are herein referred to as the "CLOSING DATE."

     Payment for the Notes shall be made against delivery of the Global Notes to the Book-Entry Depositary pursuant to the Deposit Agreement and the simultaneous confirmation by the Book-Entry Depositary and DTC, respectively, in form reasonably satisfactory to the Representatives that each certificateless depositary interest representing a 100% beneficial interest in a Global Note (each, a "DEPOSITARY INTEREST") has been recorded in the books and records of the Book-Entry Depositary in the name of Cede & Co., as nominee of DTC, and the Book-Entry Interests in such Depositary Interests corresponding to the Global Notes have been recorded in the books and records of DTC for credit to the account of the Representatives at DTC or to such other accounts as the Representatives may direct.

     The Global Notes shall be in bearer form and in such denominations as the Representatives shall request in writing not less than two full business days prior to the Closing Date. The Global Notes shall be delivered by the Issuer, and the Depositary Interests and Book-Entry Interests shall be issued and registered by the Book-Entry Depositary and DTC, respectively, as described in the preceding paragraph, with any transfer taxes payable in connection with such transfer, issuance or registration duly paid by the Issuer, against payment of the purchase price therefor.

     5. Conditions of the Initial Purchasers' Obligations. The several obligations of the Initial Purchasers hereunder are subject to the accuracy, when made and on the Closing Date, of the representations and warranties of the Issuer contained herein, to the performance by the Issuer of its obligations hereunder, and to each of the following additional terms and conditions:

     (a) all corporate proceedings and other legal matters incident to the authorization, form and validity of this Agreement, the Relevant Documents and the Memoranda, and all other legal matters relating to this Agreement and the transactions contemplated hereby shall be satisfactory in all material respects to counsel for the Initial Purchasers, and the Issuer and AerFi shall have furnished or caused to be furnished to such counsel all documents and information that they may reasonably request to enable them to pass upon such matters;

     (b) subsequent to the execution and delivery of this Agreement and prior to the Closing Date,

          (i) there shall not have occurred any downgrading, nor shall any notice have been given of any intended or potential downgrading or of any review for a possible change that does not indicate the direction of the possible change, in the rating accorded any of the Issuer's, AerFi's or debis's securities by any "nationally recognized statistical rating organization" as such term is defined for purposes of Rule 436(g)(2) of the Securities Act; and

          (ii) there shall not have occurred any change, or any development involving a prospective change, in the condition, financial or other, or in the earnings, business or operations, of the Issuer and the Subsidiaries, taken as a whole, or of the Transferring Companies taken as a whole from that set forth in the Preliminary Memorandum, that, in the judgment of the Representatives, is material and adverse and that makes it, in the judgment of the Representatives, impracticable to market the Notes on the terms and in the manner contemplated in the Final Memorandum;

     (c) Morris, James, Hitchens & Williams, special Delaware counsel for AerCo USA and AerFi POL, shall have furnished to the Representatives their written opinion to the effect specified in Exhibit B hereto, addressed to the Initial Purchasers and dated the Closing Date, in form and substance reasonably satisfactory to the Representatives;

     (d) Davis Polk & Wardwell, U.S. counsel for the Issuer, the Subsidiaries and the AerFi Companies, shall have furnished to the Representatives their written opinion to the effect specified in Exhibit C hereto, addressed to the Initial Purchasers and dated the Closing Date, in form and substance reasonably satisfactory to the Representatives;

     (e) Mourant du Feu & Jeune, Jersey counsel for the Issuer and ALPS 94-1, shall have furnished to the Representatives their written opinion to the effect specified in Exhibit D hereto addressed to the Initial Purchasers and dated the Closing Date, in form and substance reasonably satisfactory to the Representatives;

     (f) each of (i) McCann FitzGerald Solicitors, Irish counsel for AerCo Ireland, AerCo Ireland II, Pergola, and the AerFi Companies and (ii) KPMG-Dublin, Irish tax advisors to the AerCo Group, shall have furnished to the Representatives their written opinions to the effect set forth in Exhibit E-1 and Exhibit E-2 hereto, respectively, addressed to the Initial Purchasers and dated the Closing Date, in each case in form and substance reasonably satisfactory to the Representatives;

     (g) Cains, Isle of Man counsel to Baltic II and Baltic III, shall have furnished to the Representatives their written opinion to the effect specified in Exhibit F hereto, addressed to the Initial Purchasers and dated the Closing Date, in form and substance reasonably satisfactory to the Representatives;

     (h) Vinge, Swedish counsel to AerFi Sverige, shall have furnished to the Representatives their written opinion to the effect set forth in Exhibit G hereto, addressed to the Initial Purchasers and dated the Closing Date, in form and substance reasonably satisfactory to the Representatives;

     (i) Janson Baugniet, special Belgian counsel for AerFi Belgium and ALPS 94-1 Belgium, shall have furnished to the Representatives their written opinion to the effect set forth in Exhibit H hereto, addressed to the Initial Purchasers and dated the Closing Date, in form and substance reasonably satisfactory to the Representatives;

     (j) each of (i) DeBrauw Blackstone & Westbroek, special Netherlands counsel for debis B.V, and (ii) McCann FitzGerald Solicitors, special Irish counsel for debis

Aircraft Leasing LTD ("DEBIS LTD" and, together with debis B.V., "DEBIS"), shall have furnished to the Representatives their written opinions to the effect set forth in Exhibit I-1 and Exhibit I-2 hereto, respectively, addressed to the Initial Purchasers and dated the Closing Date, in form and substance reasonably satisfactory to the Representatives;

     (k) Seward & Kissel, special New York counsel for the Trustee, shall have furnished to the Representatives their written opinion to the effect set forth in Exhibit J hereto, addressed to the Initial Purchasers and dated the Closing Date, in form and substance reasonably satisfactory to the Representatives;

     (l) the Share Purchase Agreement shall be in form and substance satisfactory to the Representatives, and the various opinions to be delivered pursuant to the Share Purchase Agreement and any opinions delivered to any Rating Agency in respect of the Notes shall each have been furnished to the Representatives in form and substance satisfactory to the Representatives, together with a letter stating that each of the Initial Purchasers may rely on such opinions as if they were addressed to the Initial Purchasers;

     (m) Shearman & Sterling, counsel to the Initial Purchasers, shall have furnished to the Representatives their written opinion dated the Closing Date, in form and substance satisfactory to the Representatives;

     (n) at the time this Agreement is executed and at the Closing Date, (i) the Dublin office of KPMG shall have furnished to the Representatives a letter or letters addressed to the parties hereto, dated as of the date of this Agreement, based on certain agreed upon procedures and in form and substance satisfactory to the Representatives and (ii) the Issuer and AerFi shall have furnished to the Dublin office of KPMG a letter dated as of the date of this Agreement, certifying that, among other things, certain information provided by them relating to the Aircraft is true and correct, in form and substance satisfactory to the Representatives;

     (o) at the time this Agreement is executed and at the Closing Date, the Washington, D.C. office of KPMG shall have furnished to the Representatives, a letter or letters addressed to the parties hereto, dated as of the date of this Agreement, based on certain agreed upon procedures and in form and substance satisfactory to the Representatives;

     (p) at the time this Agreement is executed and at the Closing Date, the Dublin office of KPMG shall have furnished to the Representatives a "comfort" letter or letters and "bring-down" comfort letter or letters addressed to the parties hereto, dated as of the date of this Agreement and the Closing Date, respectively, in form and substance satisfactory to the Representatives;

     (q) the Representatives shall have received on the Closing Date from the Issuer a certificate dated the Closing Date and signed by an appropriate officer of the Issuer to the effect set forth in Section 5(b) (except that no representation shall be required regarding the Transferring Companies other than the Transferred Subsidiaries) and to the effect that the representations and warranties of the Issuer contained in Section 1 hereof are true and correct as of such date and that the Issuer has complied with all its agreements and satisfied all of the conditions on its part to be performed or satisfied on or before such date except for such agreements or conditions as may have been waived by the Representatives by notice in writing;

     (r) AerFi shall have furnished to the Representatives a certificate of AerFi, dated the Closing Date and executed by an executive officer to the effect set forth in Section 5(b) to the extent it relates to any AerFi Company and stating that (i) the representations and warranties of AerFi in Section 2 hereof are true and correct as of the Closing Date; (ii) AerFi has complied with all its agreements contained herein; (iii) the MOU is, to the extent it is expressed to be of binding effect, in full force and effect and AerFi has informed the Representatives of any and all amendments, supplements or other modifications to the terms thereof; (iv) the conditions on its part to be fulfilled pursuant to this Agreement prior to the Closing Date have been fulfilled or waived by the Representatives by notice in writing; and (v) nothing has come to such officer's attention that would lead such officer to believe that the Memoranda, and any amendment or supplement thereto, as of the date thereof and as of the Closing Date, contained an untrue statement of a material fact or omitted to state any material fact necessary in order to make the statements therein, in light of the circumstances, in which they were made, not misleading;

     (s) the Representatives shall have received evidence satisfactory to them that each subclass of Notes shall have obtained from the Rating Agencies the ratings specified for each such subclass of Notes in the Final Memorandum and that the ratings given to the Subclass A-2, B-1 and C-1 notes issued under the Indenture at the time of their issuance have been reconfirmed;

     (t) on or prior to the Closing Date, the Cash Manager shall have established the Accounts (including the Aircraft Purchase Account) in the names of such party or parties and with the bank or banks specified in the Amended and Restated Cash Management Agreement (as defined in Schedule III hereto);

     (u) on or prior to the Closing Date, the Issuer shall have duly authorized, executed and delivered Supplement No. 1 to the Indenture, and each of the parties to any other Relevant Document (other than any Security Document or Intercompany Loan Agreement to be executed by a Transferring Company that will become a wholly owned Subsidiary of the Issuer after the Closing Date) shall have duly authorized, executed and delivered each such Relevant Document to which it is a party, each of which documents will remain in full force and effect with respect to such parties, as of the Closing Date;

     (v) the Issuer shall be in compliance with and shall have performed or complied with all of the covenants, agreements, terms and provisions on its part to be performed or observed contained in the Indenture, and the Issuer, the Subsidiaries, each AerFi Company, debis B.V. and debis LTD party to any Relevant Document shall have performed or complied with all of the covenants, agreements, terms and provisions on their respective parts to be performed or observed by the Closing Date contained in the Relevant Documents;

     (w) (i) all of the conditions necessary to be fulfilled for the closings of
(A) the transactions contemplated in the Share Purchase Agreement (other than in respect of the Transferring Companies that will be acquired by AerCo Group after the Closing Date) and (B) the refinancing of the Subclass A-1 Notes and the Subclass D-1 Notes shall have been fulfilled without any waiver thereof except as has been agreed to in writing by the Representatives; and (ii) the Subclass D-2 Notes and the Subclass E-2 Notes shall have been issued and sold to AerFi or one or more of its subsidiaries in the manner contemplated in the Memoranda;

     (x) subsequent to the date of the Preliminary Memorandum, (i) the Issuer and the Subsidiaries shall not have incurred any material liability or obligation, direct or contingent, nor entered into any material transaction not in the ordinary course of business except as described in the Memoranda; (ii) the Issuer shall not have purchased any of its outstanding capital stock, nor declared, paid or otherwise made any dividend or distribution of any kind on its capital stock other than as described under the caption "Use of Proceeds" in the Final Memorandum; and (iii) there shall not have been any material change in the capital stock, short-term debt or long-term debt of the Issuer and the Subsidiaries, taken as a whole, except in each case as described in or contemplated by the Final Memorandum;

     (y) (i) neither AerFi nor debis shall have sustained, since the date of the Final Memorandum, any material loss or interference with its business from any court or governmental action, order or decree, other than as set forth in the Final Memorandum or (ii) since such date, there shall not have occurred any change, or any development that could reasonably be expected to involve a change, in or affecting the condition, financial or otherwise, or in the earnings, business or operations, of AerFi and its subsidiaries, taken as a whole, or debis and its subsidiaries, taken as a whole, other than as set forth in the Final Memorandum;

     (z) the Issuer shall have furnished to the Representatives a letter of each of the Appraisers, addressed to each of the parties hereto and dated the Closing Date, confirming that each of such Appraisers and each of its directors and officers (i) is not an affiliate of the Issuer, any of the Subsidiaries, any of the AerFi Companies, Babcock & Brown, debis or any Affiliate of any of the foregoing, (ii) does not have any substantial interest, direct or indirect, in the Issuer, any of the Subsidiaries, any of the AerFi Companies, Babcock & Brown, debis or any Affiliate of the foregoing, (iii) is not connected with the Issuer, any of the Subsidiaries, any of the AerFi Companies, Babcock & Brown, debis or any Affiliate of the foregoing, or any of their affiliates as an officer, employee, promoter, Initial Purchaser, trustee, partner, director or person performing similar functions and (iv) has not had and does not have any past, present or anticipated future interest in any of the Aircraft (including any Aircraft to be acquired pursuant to the Share Purchase Agreement);

     (aa) the Notes shall have been designated PORTAL securities and the Luxembourg Stock Exchange shall have approved the Notes for listing, subject only to official notice of issuance;

     (bb) to the best knowledge of the Issuer and AerFi, with respect to the Aircraft Purchase Agreements, and of AerFi, with respect to the stock purchase agreement, dated as of December 16, 1999, between AerFi and Indigo Aviation AB (the "INDIGO PURCHASE AGREEMENT") or the asset purchase agreement, dated as of April 2000, between AerFi and British Midland (the "BM PURCHASE AGREEMENT"), there shall have been no breach by any party thereto of any representation or warranty in any of such agreements that has not been notified to the Initial Purchasers and that has not, in the reasonable judgment of the Issuer and AerFi, as the case may be, been satisfactorily remedied; and

     (cc) the Initial Purchasers shall have received evidence satisfactory to them that the Notes being issued to refinance the Subclass A-1 Notes issued under the Indenture shall have obtained at least the same rating as the rating of the Subclass A-1 Notes on the Closing Date.

     All opinions, letters, evidence and certificates mentioned above or elsewhere in this Agreement shall be deemed to be in compliance with the provisions hereof only if they are in form and substance reasonably satisfactory to counsel for the Initial Purchasers.

     6. Covenants of the Issuer. In further consideration of the agreements of the Initial Purchasers contained in this Agreement, the Issuer covenants as follows:

     (a) to furnish to the Representatives, without charge, during the period mentioned in Section 6(c), as many copies of the Final Memorandum and any supplements and amendments thereto as the Representatives may reasonably request and to use its best efforts to deliver such copies to the Representatives by 9:00 A.M. (New York time) on the business day next following the execution of this Agreement;

     (b) before amending or supplementing either Memorandum, to furnish to the Representatives a copy of each such proposed amendment or supplement and not to use any such proposed amendment or supplement to which the Representatives reasonably object;

     (c) if, during such period after the date hereof and prior to the date on which all of the Notes shall have been sold by the Initial Purchasers, any event shall occur or condition exist as a result of which it is necessary in the Representatives' judgment to amend or supplement the Final Memorandum in order to make the statements therein, in the light of the circumstances when such Memorandum is delivered to a purchaser, not misleading, or if, in the opinion of counsel to the Initial Purchasers it is necessary to amend or supplement such Memorandum to comply with applicable law, forthwith to prepare and furnish, at its own expense, to the Initial Purchasers, amendments or supplements to such Memorandum so that the statements in such Memorandum as so amended or supplemented will not, in the light of the circumstances when such Memorandum is delivered to a purchaser, be misleading or so that such Memorandum, as so amended or supplemented, will comply with applicable law;

     (d) to endeavor to qualify the Notes for offer and sale under the securities or "blue sky" laws of such jurisdictions as the Representatives shall reasonably request;

     (e) whether or not any sale of such Notes is consummated or this Agreement is terminated, to pay, or reimburse if paid by or on behalf of you, all costs and expenses incident to the performance of its obligations under this Agreement, including: (i) the preparation of each Memorandum and all amendments and supplements thereto, (ii) the preparation, issuance and delivery of the Notes, (iii) the fees and disbursements of the Issuer's counsel and accountants and the Trustee and its counsel, (iv) the qualification of such Notes under securities or "blue sky" laws in accordance with the provisions of Section 6(d), including filing fees and the fees and disbursements of counsel for the Initial Purchasers in connection therewith and in connection with the preparation of any "blue sky" or legal investment memoranda, (v) the printing and delivery to the Initial Purchasers in quantities as hereinabove stated of copies of the Memoranda and any amendments or supplements thereto, (vi) any fees charged by rating agencies for the rating of such Notes, (vii) all document production charges and expenses of counsel to the Initial Purchasers (but not including their fees for professional services) in connection with the preparation of this Agreement, the Indenture, the Notes and the Deposit Agreement, (viii) the fees and expenses, if any, incurred in connection with the admission of such Notes for trading in PORTAL or any other appropriate market system, (ix) the costs and expenses, if any, of depositing the Global Notes against issuance of Depositary Interests according to the terms of the Deposit

Agreement, (x) the fees and expenses (including fees and disbursements of counsel), if any, of the Book-Entry Depositary and any custodian appointed under the Deposit Agreement, other than the fees and expenses to be paid by owners of Depositary Interests, (xi) the costs and charges of any trustee, paying agent or registrar, (xii) all stamp or other issuance or transfer taxes or duties arising as a result of (A) the deposit by the Issuer of the Global Notes with the Book-Entry Depositary, (B) the sale and delivery of the Notes to the Initial Purchasers and (C) the issue, sale and delivery of the Notes by the Initial Purchasers to the initial purchasers thereof, (xiii) certain costs associated with the issuance of any definitive registered Notes as provided for in the Indenture and the Deposit Agreement, (xiv) the costs and expenses of the Issuer relating to investor presentations on any "road show" undertaken in connection with the marketing of the Notes, including, without limitation, expenses associated with the production of road show slides and graphics, fees and expenses of any consultants engaged in connection with the road show presentations with the prior approval of the Issuer, travel and lodging expense of the Representatives and officers of the Issuer and any such consultants, and the cost of any aircraft chartered in connection with the road show, and (xv) all other costs and expenses incident to the performance of the obligations of the Issuer hereunder for which provision is not otherwise made in this Section 6(e); provided that, notwithstanding any other provision hereof, the Issuer's obligation to pay expenses of the Initial Purchasers under this Section 6(e) shall terminate in the event that this Agreement is terminated by the Representatives pursuant to the provisions of Section 9 hereof;

     (f) neither the Issuer nor any Affiliate will sell, offer for sale or solicit offers to buy or otherwise negotiate in respect of any security (as defined in the Securities Act) which could be integrated with the sale of the Notes in a manner which would require the registration under the Securities Act of such Notes;

     (g) not to solicit any offer to buy or offer or sell the Notes by means of any form of general solicitation or general advertising (as those terms are used in Regulation D under the Securities Act) or in any manner involving a public offering within the meaning of Section 4(2) of the Securities Act;

     (h) while any of the Notes remain outstanding, to make available, upon request, to any seller of such Notes information meeting the requirements of Rule 144A(d)(4) under the Securities Act, unless the Issuer is then subject to
Section 13 or 15(d) of the Exchange Act;

     (i) none of the Issuer, its Affiliates or any person acting on its or their behalf (other than the Initial Purchasers) will engage in any directed selling efforts (as that term is defined in Regulation S) with respect to the Notes, and the Issuer and its Affiliates and each person acting on its or their behalf (other than the Initial Purchasers) will comply with the offering restrictions of Regulation S;

     (j) to use its best efforts to permit the Notes to be designated PORTAL Notes in accordance with the rules and regulations adopted by the National Association of Securities Dealers, Inc. relating to trading in the PORTAL market; and

     (k) to use its best efforts to list the Notes on the Luxembourg Stock Exchange.

     7. Offering of Notes; Restrictions on Transfer. (a) Each Initial Purchaser, severally and not jointly, represents and warrants that such Initial Purchaser is a qualified institutional buyer as defined in Rule 144A under the Securities
Act (a "QIB"). Each Initial Purchaser, severally and not jointly, agrees with the Issuer that (i) it will not solicit offers for, or offer or sell, such Notes by any form of general solicitation or general advertising (as those terms are used in Regulation D under the Securities Act) or in any manner involving a public offering within the meaning of Section 4(2) of the Securities Act and
(ii) it will solicit offers for such Notes only from, and will offer such Notes only to, persons that it reasonably believes to be (A) in the case of offers inside the United States, QIBs and (B) in the case of offers outside the United States, to persons other than U.S. persons ("FOREIGN PURCHASERS," which term shall include dealers or other professional fiduciaries in the United States acting on a discretionary basis for foreign beneficial owners (other than an estate or trust)) that, in each case, in purchasing such Notes are deemed to have represented and agreed as provided in the Final Memorandum under the caption "Purchasers' Representations and Transfer Restrictions."

     (b) Each Initial Purchaser, severally and not jointly, represents, warrants, and agrees with respect to offers and sales outside the United States that:

          (i) it understands that no action has been or will be taken in any jurisdiction by the Issuer that would permit a public offering of the Notes, or possession or distribution of either Memorandum or any other offering or publicity material relating to the Notes, in any country or jurisdiction where action for that purpose is required;

          (ii) it will comply with all applicable laws and regulations in each jurisdiction in which it acquires, offers, sells or delivers Notes or has in its possession or distributes either Memorandum or any such other material, in all cases at its own expense;

          (iii) the Notes have not been and will not be registered under the Securities Act and may not be offered or sold within the United States or to, or for the account or benefit of, U.S. persons except in accordance with Regulation S under the Securities Act or pursuant to an exemption from the registration requirements of the Securities Act;

          (iv) it has offered the Notes and will offer and sell the Notes (A) as part of their distribution at any time and (B) otherwise until 40 days after the later of the commencement of the offering of the Notes and the Closing Date, only in accordance with Rule 903 of Regulation S or another exemption from the registration requirements of the Securities Act and it has sent to any dealer to whom it sells Notes during such 40-day period a notice setting forth the restrictions on offers and sales of the Notes within the United States or to or for U.S. persons; accordingly, neither such Initial Purchaser, its Affiliates nor any persons acting on its or their behalf have engaged or will engage in any directed selling efforts (within the meaning of Regulation S) with respect to the Notes, and any such Initial Purchaser, its Affiliates and any such persons have complied and will comply with the offering restrictions requirements of Regulation S;

          (v) it has (A) not offered or sold and, prior to six months after the Closing Date, will not offer or sell any Notes to persons in the United Kingdom except to persons whose ordinary activities involve them in acquiring, holding, managing or disposing of investments (as principal or agent) for the purposes of their businesses or otherwise in circumstances which have not resulted and will not result in an offer to the public in the United Kingdom within the meaning of the Public Offers of Securities Regulations 1995 (the "REGULATIONS"); (B) complied and will comply with all applicable provisions of the Financial Services Act 1986 and the Regulations with respect to anything done by it in relation to the Notes in, from or otherwise involving the United Kingdom; and (C) only issued or passed on and will only issue or pass on to any person in the United Kingdom any document received by it in connection with the issue of the Notes if that person is of a kind described in
     Article 11(3) of the Financial Services Act 1986 (Investment Advertisements) (Exemptions) Order 1996 or is a person to whom such document may otherwise lawfully be issued or passed on;

          (vi) it has not offered or sold and will not offer or sell any of the Notes in Ireland by means of any document in circumstances which constitute an offer to the public within the meaning of the Companies Acts, 1963 to 1990, of Ireland and has not made and will not at any time make any offer of any of the Notes in Ireland to which the European Communities (Transferable Securities and Stock Exchange Regulations) 1992 of Ireland would apply; and it will not underwrite the issue of or place the Notes otherwise than in accordance with the provisions of the Irish Investment Intermediaries Act, 1995, including, without limitation, Sections 9, 23 (including any advertising restrictions made thereunder) and 50 and any codes of conduct made under Section 37;

          (vii) it will not undertake any directed selling efforts with respect to the Notes in Jersey other than to financial institutions which may acquire Notes in the normal course of their trade;

          (viii) it understands that in Ireland the Notes may only be offered, transferred, delivered or sold to individuals or legal entities who or which trade or invest in securities in the conduct of their profession or trade, which include banks, brokers, dealers, insurance companies, pension funds and other institutional investors, and commercial enterprises which regularly, as an ancillary activity, invest in securities;

          (ix) it understands that the Notes have not been and will not be registered under the Securities and Exchange Law of Japan, and represents that it has not offered or sold, and agrees that it will not offer or sell, any Notes, directly or indirectly in Japan or to any resident of Japan except (A) pursuant to an exemption from the registration requirements of the Securities and Exchange Law of Japan and (B) in compliance with any other applicable requirements of Japanese law;

          (x) it has not offered or sold, and it will not offer or sell, the Notes by means of any document to persons in Hong Kong other than persons whose ordinary business it is to buy or sell shares or debentures, whether as principal or agent, or otherwise in circumstances which do not constitute an offer to the public within the meaning of the Hong Kong Companies Ordinance (Chapter 32 of the Laws of Hong Kong); and

          (xi) such Initial Purchaser has acknowledged that the Offering Memorandum has not been registered with the Registrar of Companies in Singapore and that the Notes are issued in Singapore pursuant to an exemption invoked under section 106C of the Companies Act, Chapter 50 of Singapore (the "SINGAPORE

     COMPANIES ACT"); accordingly, each of the Initial Purchasers has represented and agreed that the Notes issued in Singapore may not be offered or sold, nor may the Offering Memorandum or any other offering document or material relating to the Notes to be circulated or distributed, directly or indirectly, to the public or any member of the public in Singapore other than (A) to an institutional investor or other body or person specified in section 106C of the Singapore Companies Act, (B) to a sophisticated investor or other body or person specified in section 106D of the Singapore Companies Act, or (C) otherwise pursuant to, and in accordance with the conditions of, section 106E(2) of the Singapore Companies Act or any other applicable exemption invoked under Division 5A of Part IV of the Singapore Companies Act.

Terms used in this Section 7 have the meanings given to them by Regulation S.

     8. Indemnification and Contribution. (a) Each of the Issuer and AerFi agrees to jointly and severally indemnify and hold harmless each Initial Purchaser, and each person, if any, who controls (a "CONTROL PERSON") such Initial Purchaser within the meaning of either Section 15 of the Securities Act or Section 20 of the Exchange Act, or is under common control with, or is controlled by, such Initial Purchaser, and each of their respective directors, officers, employees or agents from and against any and all losses, claims, damages and liabilities (including, without limitation, any legal or other expenses reasonably incurred by any Initial Purchaser or any such control person in connection with defending or investigating any such action or claim) caused by any untrue or misleading statement or alleged untrue or misleading statement of a material fact contained in either Memorandum (as amended or supplemented if the Issuer shall have furnished any amendments or supplements thereto), or caused by any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein in the light of the circumstances under which they were made not misleading, except insofar as such losses, claims, damages or liabilities are caused by any such untrue statement or omission or alleged untrue statement or omission based upon information relating to any Initial Purchaser furnished to the Issuer in writing by such Initial Purchaser through the Representatives expressly for use therein; provided, however, that the foregoing indemnity of AerFi shall be limited to the AerFi Information.

     (b) Each Initial Purchaser agrees, severally and not jointly, to indemnify and hold harmless each of the Issuer and AerFi and its respective directors and its officers and each person, if any, who controls (a "CONTROL PERSON") either the Issuer or AerFi, in each case to the same extent as the foregoing indemnity from the Issuer and AerFi to such Initial Purchaser, but only with reference to information relating to such Initial Purchaser furnished to the Issuer in writing by such Initial Purchaser through the Representatives expressly for use in either Memorandum or any amendments or supplements thereto.

     (c) In case any proceeding (including any governmental investigation) shall be instituted involving any person in respect of which indemnity may be sought pursuant to either Section 8(a) or 8(b), such person (the "INDEMNIFIED PARTY") shall promptly notify the person against whom such indemnity may be sought (the "INDEMNIFYING PARTY") in writing and the indemnifying party, upon request of the indemnified party, shall retain counsel reasonably satisfactory to the indemnified party to represent the indemnified party and any others the indemnifying party may designate in such proceeding and shall pay the fees and disbursements of such counsel related to such proceeding. In any such proceeding, any indemnified party shall have the right to retain its own counsel, but the fees and expenses of such counsel shall be at the expense of such indemnified party unless (i) the indemnifying party and the indemnified party shall have mutually agreed to the retention of such counsel or (ii) the named parties to any such proceeding (including any impleaded parties) include both the indemnifying party and the indemnified party and representation of both parties by the same counsel would be inappropriate due to actual or potential differing interests between them. It is understood that the indemnifying party shall not, in respect of the legal expenses of any indemnified party in connection with any proceeding or related proceedings in the same jurisdiction, be liable for the fees and expenses of more than one separate firm (in addition to any local counsel) for all such indemnified parties and that all such fees and expenses shall be reimbursed as they are incurred. Such firm shall be designated in writing by Morgan Stanley & Co. International Limited in the case of parties indemnified pursuant to Section 8(a) and by each of the Issuer and AerFi in the case of parties indemnified pursuant to Section 8(b). The indemnifying party shall not be liable for any settlement of any proceeding effected without its written consent, but if settled with such consent or if there be a final judgment for the plaintiff, the indemnifying party agrees to indemnify the indemnified party from and against any loss or liability by reason of such settlement or judgment. No indemnifying party shall, without the prior written consent of the indemnified party, effect any settlement of any pending or threatened proceeding in respect of which any indemnified party is or could have been a party and indemnity could have been sought hereunder by such indemnified party, unless such settlement includes an unconditional release of such indemnified party from all liability on claims that are the subject matter of such proceeding.

     (d) To the extent the indemnification provided for in Section 8(a) or 8(b) is unavailable to an indemnified party or insufficient in respect of any losses, claims, damages or liabilities, then each indemnifying party under such paragraph, in lieu of indemnifying such indemnified party thereunder, shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages or liabilities (i) in such proportion as is appropriate to reflect the relative benefits received by the Issuer and AerFi, on the one hand, and the Initial Purchasers, on the other hand, from the offering of such Notes or (ii) if the allocation provided by clause (i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the Issuer and AerFi on the one hand and the Initial Purchasers on the other hand in connection with the statements or omissions that resulted in such losses, claims, damages or liabilities, as well as any other relevant equitable considerations. The relative benefits received by the Issuer and AerFi on the one hand and the Initial Purchasers on the other hand in connection with the offering of such Notes shall be deemed to be in the same respective proportions as the net proceeds from the offering of such Notes (before deducting expenses) received by the Issuer and AerFi and the total discounts and commissions received by the Initial Purchasers in respect thereof bear to the aggregate offering price of such Notes. The relative fault of the Issuer and AerFi on the one hand and of the Initial Purchasers on the other hand shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Issuer or AerFi or by the Initial Purchasers and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The Initial Purchasers' respective obligations to contribute pursuant to this
Section 8 are several in proportion to the respective principal amount of Notes they have purchased hereunder, and not joint.

     (e) The Issuer, AerFi and the Initial Purchasers agree that it would not be just or equitable if contributions pursuant to this Section 8 were determined by pro rata allocation (even if the Initial Purchasers were treated as one entity for such purpose) or by any other method of allocation that does not take into account the equitable considerations referred to in Section 8(d). The amount paid or payable by an indemnified party as a result of the losses, claims, damages and liabilities referred to in Section 8(d) shall be deemed to include, subject to the limitations set forth above, any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this Section 8, no Initial Purchaser shall be required to contribute any amount in excess of the amount by which the total price at which the Notes resold by it in the initial placement of such Notes were offered to investors exceeds the amount of any damages that such Initial Purchaser has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The indemnity and contribution provisions contained in this Section 8 and the representations, warranties and agreements of the Issuer and AerFi contained in this Agreement shall remain operative and in full force and effect regardless of (i) any termination of this Agreement, (ii) any investigation made by or on behalf of the Initial Purchasers or any control person with respect to any Initial Purchaser or by or on behalf of the Issuer or AerFi, its respective officers or directors or any control person with respect to the Issuer or AerFi and (iii) acceptance of and payment for any of the Notes. The remedies provided for in this Section 8 are not exclusive and shall not limit any rights or remedies which may otherwise be available to any indemnified party at law or in equity.

     9. Termination. This Agreement shall be subject to termination by notice given by the Representatives to the Issuer, if (a) after the execution and delivery of this Agreement and prior to the Closing Date (i) trading generally shall have been suspended or materially limited on or by, as the case may be, any of the New York Stock Exchange, the American Stock Exchange, the London Stock Exchange, the National Association of Securities Dealers, Inc., the Chicago Board of Options Exchange, the Chicago Mercantile Exchange, the Chicago Board of Trade or the Luxembourg Stock Exchange, (ii) trading of any securities of the Issuer, AerFi or debis shall have been suspended on any exchange or in any over-the-counter market, (iii) a general moratorium on commercial banking activities in New York shall have been declared by either federal or New York State authorities or in London by the relevant London or United Kingdom authorities or (iv) there shall have occurred any outbreak or escalation of hostilities or any change in financial markets or any calamity or crisis that, in the Representatives' judgment, is material and adverse and (b) in the case of any of the events specified in clauses (a)(i) through (iv) of this Section 9, such event singly or together with any other such event makes it, in the Representatives' judgment, impracticable to market the Notes on the terms and in the manner contemplated in the Final Memorandum.

     10. Submission to Jurisdiction; Appointment of Agent for Service; Obligation Currency. Any suit, action or proceeding against any party to this Agreement arising out of or relating to this Agreement, any Relevant Document or any transaction contemplated hereby or thereby or any judgment entered by any court in respect thereof may be brought in any New York State court located in the County of New York or federal court sitting in the Second Circuit, and each such party hereby submits to the nonexclusive jurisdiction of such courts for the purpose of any such suit, action or proceeding. To the extent that service of process by mail is permitted by applicable law, each party hereto irrevocably consents to the service of process in any such suit, action or proceeding in such courts by the mailing of such process by registered or certified mail, postage prepaid, at its address for notices provided above. Each party to this Agreement irrevocably agrees not to assert any objection which it may ever have to the laying of venue of any such suit, action or proceeding in any New York State court located in the County of New York or federal court sitting in the Second Circuit, and any claim that any such suit, action or proceeding brought in any such court has been brought in an inconvenient forum. The Issuer hereby irrevocably designates and appoints Corporation Service Company, 375 Hudson Street, New York, New York 10014-3660, and AerFi hereby irrevocably designates and appoints AerFi Corporation, 100 NE 3rd Avenue, Suite 800, Ft. Lauderdale, Florida 00001 as its authorized agent (each, a "PROCESS AGENT"), upon whom process may be served in any such suit or proceeding, it being understood that such designation and appointment shall become effective immediately without any further action on the part of the Issuer or AerFi. Each of the Issuer and AerFi hereby represents to each Initial Purchaser that it has notified its Process Agent of such designation and appointment and that such Process Agent has accepted the same in writing. Each of the Issuer and AerFi hereby irrevocably authorizes and directs its Process Agent to accept such service. Each of the Issuer and AerFi further agrees that service of process upon its respective Process Agent and written notice of such service to the Issuer or AerFi, as the case may be, mailed by first class mail or delivered to its respective Process Agent, shall be deemed in every respect effective service of process upon the Issuer or AerFi, as the case may be, in any such suit or proceeding. Nothing herein shall affect the right of any Initial Purchaser or any control person with respect to any Initial Purchaser to serve process in any other manner permitted by law. Each of the Issuer and AerFi agrees that a final action in any such suit or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other lawful manner.

     11. Miscellaneous. If, on the Closing Date, any one or more of the Initial Purchasers shall fail or refuse to purchase Notes that it or they have agreed to purchase hereunder on such date, and the aggregate principal amount of Notes which such defaulting Initial Purchaser or Initial Purchasers agreed but failed or refused to purchase is not more than one-tenth of the aggregate principal amount of Notes to be purchased on such date, the other Initial Purchasers shall be obligated severally in the proportions that the principal amount of Notes set forth opposite their respective names in Schedule I bears to the aggregate principal amount of Notes set forth opposite the names of all such non-defaulting Initial Purchasers, or in such other proportions as the Representatives may specify, to purchase the Notes which such defaulting Initial Purchaser or Initial Purchasers agreed but failed or refused to purchase on such date; provided that in no event shall the principal amount of Notes that any Initial Purchaser has agreed to purchase pursuant to Section 4 be increased pursuant to this Section 11 by an amount in excess of one-ninth of such principal amount of Notes without the written consent of such Initial Purchaser. If, on the Closing Date any Initial Purchaser or Initial Purchasers shall fail or refuse to purchase Notes which it or they have agreed to purchase hereunder on such date and the aggregate principal amount of Notes with respect to which such default occurs is more than one-tenth of the aggregate principal amount of Notes to be purchased on such date and arrangements satisfactory to the Representatives and the Issuer and AerFi for the purchase of such Notes are not made within 36 hours after such default, this Agreement shall terminate without liability on the part of any non-defaulting Initial Purchaser or of the Issuer or AerFi. In any such case either the Representatives or the Issuer shall have the right to postpone the Closing Date, but in no event for longer than seven days, in order that the required changes, if any, in the Final Memorandum or in any other documents or arrangements may be effected. Any action taken under this paragraph shall not relieve any defaulting Initial Purchaser from liability in respect of any default of such Initial Purchaser under this Agreement.

     This Agreement may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument.

     If this Agreement shall be terminated by the Initial Purchasers, or any of them, because of any failure or refusal on the part of the Issuer or AerFi to comply with the terms or to fulfill any of the conditions of this Agreement, or if for any reason the Issuer or AerFi shall be unable to perform its obligations under this Agreement, the Issuer and AerFi shall jointly and severally reimburse the Initial Purchasers or such Initial Purchasers as have so terminated this Agreement with respect to themselves, severally, for all out-of-pocket expenses (including the fees and disbursements of their counsel) reasonably incurred by such Initial Purchasers in connection with this Agreement or the offering contemplated hereunder.

     This Agreement shall be governed by and construed in accordance with the internal laws of the State of New York.



                            [SIGNATURE PAGE FOLLOWS]

     The headings of the sections of this Agreement have been inserted for convenience of reference only and shall not be deemed a part of this Agreement.

     Please confirm your agreement to the foregoing by signing in the space provided below for that purpose and returning to us a copy hereof, whereupon this Agreement shall constitute a binding agreement between us.

                                Very truly yours,

                                AERCO LIMITED


                                By
                                   ---------------------------------------------
                                   Name:
                                   Title:


                                AERFI GROUP PLC


                                By
                                   ---------------------------------------------
                                   Name:
                                   Title:



Agreed, July 12, 2000

MORGAN STANLEY & CO. INTERNATIONAL
  LIMITED
   Acting severally for itself and the several
   Initial Purchasers named herein


By
   -----------------------------------------
     Name:
     Title:

LEHMAN BROTHERS INC.
    Acting severally for itself and the several
    Initial Purchasers named herein


By
   -----------------------------------------
     Name:
     Title:

                                                                      SCHEDULE I



                                     PRINCIPAL AMOUNT     PRINCIPAL AMOUNT OF   PRINCIPAL AMOUNT OF      PRINCIPAL AMOUNT OF
                                     OF SUBCLASS A-3       SUBCLASS A-4 NOTES       SUBCLASS B-2         SUBCLASS C-2 NOTES
                                       NOTES TO BE          TO BE PURCHASED         NOTES TO BE            TO BE PURCHASED
INITIAL PURCHASER                       PURCHASED                                    PURCHASED
---------------------------------- ---------------------  --------------------- ---------------------   ----------------------
Morgan Stanley & Co.
   International Limited              $427,000,000            $177,000,000           $80,000,000            $80,000,000

Lehman Brothers Inc.                    83,000,000              34,000,000                     0                      0

Credit Suisse First Boston
  Corporation                           33,000,000              14,000,000                     0                      0

First Union
   Securities, Inc.                     11,000,000               5,000,000                     0                      0

Salomon Smith Barney
Inc.                                    11,000,000               5,000,000                     0                      0
---------------------------------- ---------------------  --------------------- ---------------------   ----------------------
         Totals                       $565,000,000            $235,000,000           $80,000,000            $80,000,000

                                                                     SCHEDULE II



                                                                              PERCENTAGE OF
                                                                            PRINCIPAL AMOUNT
                                                      AGGREGATE               TO BE PAID AS
                  SUBCLASS DESIGNATION             PRINCIPAL AMOUNT          PURCHASE PRICE
                  --------------------------     ---------------------    ----------------------
                  Subclass A-3 Notes                 $565,000,000               99.700%

                  Subclass A-4 Notes                  235,000,000               99.500%

                  Subclass B-2 Notes                   80,000,000               99.175%

                  Subclass C-2 Notes                   80,000,000               98.500%

                                                 ---------------------
                      Total                          $960,000,000

                                                                    SCHEDULE III


                               RELEVANT DOCUMENTS

                                     PART A


1. the Security Trust Agreement dated as of July 15, 1998 by and among, inter alia, the Issuer, the Current Subsidiaries and Bankers Trust Company ("BANKERS TRUST"), as security trustee (the "SECURITY TRUSTEE"), as supplemented by the Security Trust Agreement Supplement, dated the Closing Date, among certain of the Transferring Companies and the Security Trustee, and one or more additional Security Trust Agreement Supplements, each to be executed by one or more Transferring Companies and each substantially in the form of the Security Trust Agreement Supplement dated as of the Closing Date (as so supplemented and as otherwise amended, supplemented or modified, the "SECURITY TRUST AGREEMENT");

2. one or more Share Charges, to be dated as of or after the Closing Date, by the Issuer in respect of the shares of Baltic II and Baltic III, each in a form satisfactory to the Representatives on the Closing Date;

3. one or more Mortgages of Shares, to be dated as of or after the Closing Date, by the Issuer in respect of the shares of each of the Transferring Companies incorporated in Ireland, each in a form satisfactory to the Representatives on the Closing Date;

4. the Share Charge, to be dated as of or after the Closing Date, by the Issuer in respect of the shares of AerFi Sverige;

5. the Servicing Agreement, to be dated as of the Closing Date, among the Issuer, the Subsidiaries named therein and AerFi;

6. the Amended and Restated Cash Management Agreement, to be dated as of the Closing Date, among AerFi Cash Manager II Limited, the Issuer, the Subsidiaries named therein Bankers Trust and AerFi;

7. the Amended and Restated Administrative Agency Agreement, to be dated as of the Closing Date, among the Issuer, AerFi Administrative Services Limited, the Subsidiaries named therein and AerFi ;

8. the Standby Servicing, Cash Management and Administrative Agency Agreement, to be dated as of the Closing Date, among the Issuer, debis B.V. and debis LTD;

9. the Servicing Agreement, to be dated the Closing Date among the Issuer, debis B.V., debis LTD and the Subsidiaries named therein;

10. the Cash Management Agreement, to be dated as of the Closing Date, among the Issuer, debis B.V., debis LTD and the Subsidiaries named therein;

11. the Administrative Agency Agreement, to be dated as of the Closing Date, among the Issuer, debis B.V., debis LTD and the Subsidiaries named therein;

12. the Share Purchase Agreement, to be dated as of the Closing Date, among AerFi, AerFi Inc., Skyscape Limited, Indigo Aviation AB and
     Kommanditbolaget Flyplanet XII, as the sellers, and the Issuer and AerCo USA, as the buyers;

13. the Swap Agreements and Swap Guarantees, if any, among the Issuer and the other parties named therein;

14. the several sale and purchase agreements and bills of sale dated on or about the Closing Date or thereafter between AerFi and each of the Transferring Companies (collectively, the "AIRCRAFT PURCHASE AGREEMENTS"), each substantially in the form of the Aircraft Purchase Agreements dated as of the Closing Date;

15. the warehouse loan agreement, to be dated as of the Closing Date, between AerFi, the subsidiary guarantors named therein, the borrowers named therein, the lenders named therein and Morgan Stanley Mortgage Servicing Limited, as agent thereunder;

16. the intercompany loan agreements, to be dated as of and after the Closing Date, between the Issuer and each of the Transferring Companies, or promissory notes issued by the Transferring Companies to the Issuer (collectively, the "INTERCOMPANY LOAN AGREEMENTS"), in each case other than between or by AerFi Sverige, each substantially in the form of the Intercompany Loan Agreements dated as of the Closing Date;

17. the note purchase agreement, to be dated as of the Closing Date, between the Issuer and AerFi relating to the Subclass D-2 and Subclass E-2 Notes;

18. the registration rights agreement, to be dated as of the Closing Date, between the Issuer and AerFi relating to the Subclass D-2 Notes;


                                     PART B


1. the Security Agreement dated as of July 15, 1998 between the Issuer and the Security Trustee in respect of the shares of ALPS 94-1;

2. the Security Agreement dated as of July 15, 1998 between the Issuer and the Security Trustee in respect of a Loan, Expenses Apportionment and Guarantee Agreement among, inter alia, the Issuer and ALPS 94-1;

3. the Pledge Agreement dated as of July 15, 1998 among ALPS 94-1, Lively, the Issuer and the Security Trustee in respect of the shares in ALPS 94-1 Belgium;

4. the Pledge Agreement dated as of July 15, 1998 among AerCo Ireland II, Lively, the Issuer and the Security Trustee in respect of the shares of AerFi Belgium;

5. the Pledge Agreement dated as of July 15, 1998 between ALPS 94-1 Belgium and Pergola in respect of certain aircraft leases;

6. the Pledge Agreement dated as of July 15, 1998 between AerFi Belgium and AerCo Ireland II in respect of certain aircraft leases;

7. the Mortgage of Shares in Pergola dated as of July 15, 1998 between ALPS 94-1, Lively and the Security Trustee;

8. the Mortgage of Shares in AerCo Ireland, AerCo Ireland II and the Submortgage of Shares in Pergola dated as of July 15, 1998 among the Issuer, Lively and the Security Trustee (all of the foregoing security agreements, pledges, mortgages and share charges listed in items 1 through 4 of Part A and items 1 through 8 of Part B of this Schedule III being, collectively, the "SECURITY DOCUMENTS");

9. the Voting Trust Agreement, dated as of July 15, 1998, in respect of AerCo USA; and

10. the Secretarial Services Agreement, dated as of July 15, 1998, among the Issuer and Mourant & Co. Secretaries Limited.

11. the Deposit Agreement, dated as of July 15, 1998, between the Issuer and Bankers Trust.

                                                                     SCHEDULE IV



                              THE AERFI INFORMATION


                  The AerFi Information includes all of the information indicated on the attached 75 pages of the Final Memorandum.

                  The audited pro forma financial information included in the AerFi Information is based upon the assumptions set forth in the first paragraph of the section entitled "Unaudited Pro Forma Combined Financial Information" in the Final Memorandum.

                                                                      SCHEDULE V


                               THE AERFI COMPANIES


AerFi Group plc, an Irish limited liability company

AerFi Administrative Services Limited, an Irish limited liability company

AerFi Cash Manager II Limited, an Irish limited liability company

The Transferring Companies

                                                                     SCHEDULE VI

                                   LITIGATION

                                                                       EXHIBIT A


                      FORM OF REGISTRATION RIGHTS AGREEMENT


     THIS REGISTRATION RIGHTS AGREEMENT (this "AGREEMENT") is made and entered into July 17, 2000, between AERCO LIMITED, a Jersey limited liability company (the "ISSUER"), and MORGAN STANLEY & CO. INTERNATIONAL LIMITED and LEHMAN BROTHERS INC., as representatives of the several Initial Purchasers referred to below (together, the "REPRESENTATIVES").

     This Agreement is made pursuant to the Purchase Agreement, dated as of July 11, 2000 (the "PURCHASE AGREEMENT"), among the Issuer and the Representatives, on behalf of themselves and the several other initial purchasers named in
Schedule I thereto (collectively, the "INITIAL PURCHASERS"), which provides for the issue and sale by the Issuer to the Initial Purchasers of $960,000,000 aggregate principal amount of the Issuer's notes in the class and subclass designations and in the respective aggregate principal amounts set forth in
Schedule I thereto (the "NOTES"). In order to induce the Initial Purchasers to enter into the Purchase Agreement, the Issuer has agreed to provide to the Initial Purchasers and their direct and indirect transferees the registration rights set forth in this Agreement. The execution of this Agreement is a condition to the closing under the Purchase Agreement.

     In consideration of the foregoing, the parties hereto agree as follows:

     1. Definitions.

     As used in this Agreement, the following capitalized defined terms shall have the following meanings:

     "1933 ACT" shall mean the Securities Act of 1933, as amended from time to time.

     "1934 ACT" shall mean the Securities Exchange Act of 1934, as amended from time to time.

     "CLOSING DATE" shall mean the Closing Date as defined in the Purchase Agreement.

     "ISSUER" shall have the meaning set forth in the preamble and shall also include the Issuer's successors.

     "EXCHANGE OFFER" shall mean the exchange offer by the Issuer of Exchange Notes for Registrable Notes pursuant to Section 2(a) hereof.

     "EXCHANGE OFFER REGISTRATION" shall mean a registration under the 1933 Act effected pursuant to Section 2(a) hereof.

     "EXCHANGE OFFER REGISTRATION STATEMENT" shall mean an exchange offer registration statement on Form S-4 (or, if applicable, on another appropriate form) and all amendments and supplements to such registration statement, in each case including the Prospectus contained therein, all exhibits thereto and all material incorporated by reference therein.

     "EXCHANGE NOTES" shall mean the subclasses of securities issued by the Issuer under a supplement to the Indenture, containing terms identical to the subclasses of Notes (except that (i) interest thereon shall accrue from the last date on which interest was paid on the Notes or, if no such interest has been paid, from July 17, 2000, and (ii) the interest rate per annum on each subclass of the Exchange Notes shall be the applicable interest rate set forth in the form of such subclass of Notes without giving effect to any increase in such interest rate pursuant to the definition of "Stated Interest Rate" contained in the Indenture) and to be offered to Holders of Registrable Notes in exchange for Registrable Notes pursuant to the Exchange Offer.

     "HOLDER" shall mean each of the Initial Purchasers, for so long as it owns any Registrable Notes, and each of its successors, assigns and direct and indirect transferees who become registered owners of Registrable Notes under the Indenture; provided that for purposes of Sections 4 and 5 of this Agreement, the term "Holder" shall include Participating Broker-Dealers (as defined in Section 4(a)).

     "INDENTURE" shall mean the Indenture relating to the Notes dated as of July 15, 1998 between the Issuer and Bankers Trust Company, as trustee, as amended by Supplement No. 1 thereto dated as of the date hereof and as the same may be amended, supplemented or otherwise modified from time to time in accordance with the terms thereof.

     "INITIAL PURCHASERS" shall have the meaning set forth in the preamble.

     "MAJORITY HOLDERS" shall mean the Holders of a majority of the aggregate principal amount of outstanding Registrable Notes; provided that whenever the consent or approval of Holders of a specified percentage of Registrable Notes is required hereunder, Registrable Notes held by the Issuer shall not be counted in determining whether such consent or approval was given by the Holders of such required percentage or amount.

     "REPRESENTATIVES" shall have the meaning set forth in the preamble.

     "PERSON" shall mean an individual, partnership, corporation, trust or unincorporated organization, or a government or agency or political subdivision thereof.

     "PURCHASE AGREEMENT" shall have the meaning set forth in the preamble.

     "PROSPECTUS" shall mean the prospectus included in a Registration Statement, including any preliminary prospectus, and any such prospectus as amended or supplemented by any prospectus supplement, including a prospectus supplement with respect to the terms of the offering of any portion of the Registrable Notes covered by a Shelf Registration Statement, and by all other amendments and supplements to such prospectus, and in each case including all material incorporated by reference therein.

     "REGISTRABLE NOTES" shall mean the Notes; provided, however, that the Notes shall cease to be Registrable Notes (i) when a Registration Statement with respect to such Notes shall have been declared effective under the 1933 Act and such Notes shall have been disposed of pursuant to such Registration Statement,
(ii) when such Notes have been sold to the public pursuant to Rule 144(k) (or any similar provision then in force, but not Rule 144A) under the 1933 Act or
(iii) when such Notes shall have ceased to be outstanding.

     "REGISTRATION EXPENSES" shall mean any and all expenses incident to performance of or compliance by the Issuer with this Agreement, including without limitation: (i) all SEC, stock exchange or National Association of Securities Dealers, Inc. registration and filing fees, (ii) all fees and expenses incurred in connection with compliance with state securities or "blue sky" laws (including reasonable fees and disbursements of counsel for any underwriters or Holders in connection with "blue sky" qualification of any of the Exchange Notes or Registrable Notes), (iii) all expenses of any Persons in preparing or assisting in preparing, word processing, printing and distributing any Registration Statement, any Prospectus, any amendments or supplements thereto, any underwriting agreements, securities sales agreements and other documents relating to the performance of and compliance with this Agreement,
(iv) all rating agency fees, (v) all fees and disbursements relating to the qualification of the Indenture under applicable securities laws, (vi) the fees and disbursements of the Trustee and its counsel, (vii) the fees and disbursements of counsel for the Issuer and, in the case of a Shelf Registration Statement, the fees and disbursements of one counsel for the Holders which counsel shall be counsel for the Initial Purchasers and (viii) the fees and disbursements of the independent public accountants of the Issuer, including the expenses of any special audits or "cold comfort" letters required by or incident to such performance and compliance, but excluding fees and expenses of counsel to the underwriters (other than fees and expenses set forth in clause (ii) above) or the Holders and underwriting discounts and commissions and transfer taxes, if any, relating to the sale or disposition of Registrable Notes by a Holder.

     "REGISTRATION STATEMENT" shall mean any registration statement of the Issuer that covers any of the Exchange Notes or Registrable Notes pursuant to the provisions of this Agreement and all amendments and supplements to any such Registration Statement, including post-effective amendments, in each case including the Prospectus contained therein, all exhibits thereto and all material incorporated by reference therein.

     "SEC" shall mean the Securities and Exchange Commission.

     "SHELF REGISTRATION" shall mean a registration effected pursuant to Section 2(b) hereof.

     "SHELF REGISTRATION STATEMENT" shall mean a "shelf" registration statement of the Issuer pursuant to the provisions of Section 2(b) of this Agreement which covers all of the Registrable Notes (but no other securities unless approved by the Holders whose Registrable Notes are covered by such Shelf Registration Statement) on an appropriate form under Rule 415 under the 1933 Act, or any similar rule that may be adopted by the SEC, and all amendments and supplements to such registration statement, including post-effective amendments, in each case including the Prospectus contained therein, all exhibits thereto and all material incorporated by reference therein.

     "TRUSTEE" shall mean the trustee with respect to the Notes under the Indenture.

     "UNDERWRITTEN REGISTRATION" or "UNDERWRITTEN OFFERING" shall mean a registration in which Registrable Notes are sold to an Underwriter (as hereinafter defined) for reoffering to the public.

     2. Registration Under the 1933 Act.

     (a) To the extent not prohibited by any applicable law or applicable interpretation of the Staff of the SEC, the Issuer shall use its best efforts to cause to be filed an Exchange Offer Registration Statement covering the offer by the Issuer to the Holders to exchange all of the Registrable Notes for Exchange Notes and to have such Registration Statement remain effective until the closing of the Exchange Offer. The Issuer shall commence the Exchange Offer promptly after the Exchange Offer Registration Statement has been declared effective by the SEC and use its best efforts to have the Exchange Offer consummated not later than 60 days after such effective date. The Issuer shall commence the Exchange Offer by mailing the related exchange offer Prospectus and accompanying documents to each Holder stating, in addition to such other disclosures as are required by applicable law:

     (i) that the Exchange Offer is being made pursuant to this Agreement and that all Registrable Notes validly tendered will be accepted for exchange;

     (ii) the dates of acceptance for exchange (which shall be a period of not less than 20 business days commencing from the date such notice is mailed) (the "EXCHANGE DATES");

     (iii) that any Registrable Security not tendered will remain outstanding and continue to accrue interest, but will not retain any rights under this Agreement;

     (iv) that Holders electing to have a Registrable Security exchanged pursuant to the Exchange Offer will be required to surrender such Registrable Security, together with the enclosed letters of transmittal, to the institutions and at the addresses (located in the Borough of Manhattan, The City of New York and in Luxembourg) specified in the notice prior to the close of business on the last Exchange Date; and

     (v) that Holders will be entitled to withdraw their election, not later than the close of business on the last Exchange Date, by sending to the applicable institution and at the address (located in either the Borough of Manhattan, The City of New York or Luxembourg) specified in the notice a telegram, telex, facsimile transmission or letter setting forth the name of such Holder, the principal amount of Registrable Notes delivered for exchange and a statement that such Holder is withdrawing his election to have such Notes exchanged.

     As soon as practicable after the last Exchange Date, the Issuer shall:

          (i) accept for exchange Registrable Notes or portions thereof tendered and not validly withdrawn pursuant to the Exchange Offer; and

          (ii) deliver, or cause to be delivered, to the Trustee for cancellation all Registrable Notes or portions thereof so accepted for exchange by the Issuer and issue, and cause the Trustee to promptly authenticate and mail to each Holder, Exchange Notes equal in principal amount to the principal amount of the Registrable Notes surrendered by such Holder.

     The Issuer shall use its best efforts to complete the Exchange Offer as provided above and shall comply with the applicable requirements of the 1933 Act, the 1934 Act and other applicable laws and regulations in connection with the Exchange Offer. The Exchange Offer shall not be subject to any conditions, other than that the Exchange Offer does not violate applicable law or any applicable interpretation of the Staff of the SEC. The Issuer shall inform the Representatives of the names and addresses of the Holders to whom the Exchange Offer is made, and the Representatives shall have the right, subject to applicable law, to contact such Holders and otherwise facilitate the tender of Registrable Notes in the Exchange Offer.

     (b) In the event that (i) the Issuer determines that the Exchange Offer Registration provided for in Section 2(a) above is not available or may not be consummated as soon as practicable after the last Exchange Date because it would violate applicable law or the applicable interpretations of the Staff of the SEC, (ii) the Exchange Offer is not for any other reason consummated by the date that is 270 days after the Closing Date or (iii) the Exchange Offer has been completed and in the opinion of counsel for the Initial Purchasers a Registration Statement must be filed and a Prospectus must be delivered by the Representatives in connection with any offering or sale of Registrable Notes, the Issuer shall use its best efforts to cause to be filed as soon as practicable after such determination, date or notice of such opinion of counsel is given to the Issuer, as the case may be, a Shelf Registration Statement providing for the sale by the Holders of all of the Registrable Notes and to have such Shelf Registration Statement declared effective by the SEC. The Issuer agrees to use its best efforts to keep the Shelf Registration Statement continuously effective until the second anniversary of the Closing Date or such shorter period that will terminate when all of the Registrable Notes covered by the Shelf Registration Statement have been sold pursuant to the Shelf Registration Statement. The Issuer further agrees to supplement or amend the Shelf Registration Statement if required by the rules, regulations or instructions applicable to the registration form used by the Issuer for such Shelf Registration Statement or by the 1933 Act or by any other rules and regulations thereunder for shelf registration or if reasonably requested by a Holder with respect to information relating to such Holder, and to use its best efforts to cause any such amendment to become effective and such Shelf Registration Statement to become usable as soon as thereafter practicable. The Issuer agrees to furnish to the Holders of Registrable Notes copies of any such supplement or amendment promptly after its being used or filed with the SEC.

     (c) The Issuer shall pay all Registration Expenses in connection with the registration pursuant to Section 2(a) or Section 2(b). Each Holder shall pay all underwriting discounts and commissions and transfer taxes, if any, relating to the sale or disposition of such Holder's Registrable Notes pursuant to the Shelf Registration Statement.

     (d) An Exchange Offer Registration Statement pursuant to Section 2(a) hereof or a Shelf Registration Statement pursuant to Section 2(b) hereof will not be deemed to have become effective unless it has been declared effective by the SEC; provided, however, that, if, after it has been declared effective, the offering of Registrable Notes pursuant to a Shelf Registration Statement is interfered with by any stop order, injunction or other order or requirement of the SEC or any other governmental agency or court, such Registration Statement will be deemed not to have become effective during the period of such interference until the offering of Registrable Notes pursuant to such Registration Statement may legally resume. As provided for in the Indenture, from and after the date that is 270 days after the Closing Date, the interest rate on each subclass of Notes will be increased by 0.50% per annum until the completion of an Exchange Offer or the date a Shelf Registration Statement is declared effective by the SEC, whereupon the interest rate on each subclass of Notes will permanently decrease to the applicable interest rate provided for such subclass of Note.

     (e) Without limiting the remedies available to the Representatives and the Holders, the Issuer acknowledges that any failure by the Issuer to comply with its obligations under Section 2(a) and Section 2(b) hereof may result in material irreparable injury to the Representatives or the Holders for which there is no adequate remedy at law, that it will not be possible to measure damages for such injuries precisely and that, in the event of any such failure, the Representatives or any Holder may obtain such relief as may be required to specifically enforce the Issuer's obligations under Section 2(a) and Section 2(b) hereof.

     3. Registration Procedures.

     In connection with the obligations of the Issuer with respect to the Registration Statements pursuant to Section 2(a) and Section 2(b) hereof, the Issuer shall as expeditiously as possible:

          (a) prepare and file with the SEC a Registration Statement on the appropriate form under the 1933 Act, which form (x) shall be selected by the Issuer and (y) shall, in the case of a Shelf Registration, be available for the sale of the Registrable Notes by the selling Holders thereof and
     (z) shall comply as to form in all material respects with the requirements of the applicable form and include all financial statements required by the SEC to be filed therewith, and use its best efforts to cause such Registration Statement to become effective and remain effective in accordance with Section 2 hereof;

          (b) prepare and file with the SEC such amendments and post-effective amendments to each Registration Statement as may be necessary to keep such Registration Statement effective for the applicable period and cause each Prospectus to be supplemented by any required prospectus supplement and, as so supplemented, to be filed pursuant to Rule 424 under the 1933 Act; to keep each Prospectus current during the period described under Section 4(3) and Rule 174 under the 1933 Act that is applicable to transactions by brokers or dealers with respect to the Registrable Notes or Exchange Notes;

          (c) in the case of a Shelf Registration, furnish to each Holder of Registrable Notes, to counsel for the Representatives, to counsel for the Holders and to each Underwriter of an Underwritten Offering of Registrable Notes, if any, without charge, as many copies of each Prospectus, including each preliminary Prospectus, and any amendment or supplement thereto and such other documents as such Holder or Underwriter may reasonably request, in order to facilitate the public sale or other disposition of the Registrable Notes; and the Issuer consents to the use of such Prospectus and any amendment or supplement thereto in accordance with applicable law by each of the selling holders of Registrable Notes and any such Underwriters in connection with the offering and sale of the Registrable Notes covered by and in the manner described in such Prospectus or any amendment or supplement thereto in accordance with applicable law;

          (d) use its best efforts to register or qualify the Registrable Notes under all applicable state securities or "blue sky" laws of such jurisdictions as any Holder of Registrable Notes covered by a Registration Statement shall reasonably request in writing by the time the applicable Registration Statement is declared effective by the SEC, to cooperate with such Holders in connection with any filings required to be made with the National Association of Securities Dealers, Inc. and do any and all other acts and things which may be reasonably necessary or advisable to enable such Holder to consummate the disposition in each such jurisdiction of such Registrable Notes owned by such Holder; provided, however, that the Issuer shall not be required to (i) qualify as a foreign corporation or as a dealer in securities in any jurisdiction where it would not otherwise be required to qualify but for this Section 3(d), (ii) file any general consent to service of process or (iii) subject itself to taxation in any such jurisdiction if it is not so subject;

          (e) in the case of a Shelf Registration, notify each Holder of Registrable Notes, counsel for the Holders and counsel for the Representatives promptly and, if requested by any such Holder or counsel, confirm such advice in writing (i) when a Registration Statement has become effective and when any post-effective amendment thereto has been filed and becomes effective, (ii) of any request by the SEC or any state securities authority for amendments and supplements to a Registration Statement and Prospectus or for additional information after the Registration Statement has become effective, (iii) of the issuance by the SEC or any state securities authority of any stop order suspending the effectiveness of a Registration Statement or the initiation of any proceedings for that purpose, (iv) if, between the effective date of a Registration Statement and the closing of any sale of Registrable Notes covered thereby, the representations and warranties of the Issuer contained in any underwriting agreement, securities sales agreement or other similar agreement, if any, relating to the offering cease to be true and correct in all material respects or if the Issuer receives any notification with respect to the suspension of the qualification of the Registrable Notes for sale in any jurisdiction or the initiation of any proceeding for such purpose, (v) of the happening of any event during the period a Shelf Registration Statement is effective which makes any statement made in such Registration Statement or the related Prospectus untrue in any material respect or which requires the making of any changes in such Registration Statement or Prospectus in order to make the statements therein not misleading and (vi) of any determination by the Issuer that a post-effective amendment to a Registration Statement would be appropriate;

          (f) make every reasonable effort to obtain the withdrawal of any order suspending the effectiveness of a Registration Statement at the earliest possible moment and provide immediate notice to each Holder of the withdrawal of any such order;

          (g) in the case of a Shelf Registration, furnish to each Holder of Registrable Notes, without charge, at least one conformed copy of each Registration Statement and any post-effective amendment thereto (without documents incorporated therein by reference or exhibits thereto, unless requested);

          (h) in the case of a Shelf Registration, cooperate with the selling Holders of Registrable Notes to facilitate the timely preparation and delivery of certificates representing Registrable Notes to be sold and not bearing any restrictive legends and enable such Registrable Notes to be in such denominations (consistent with the provisions of the Indenture) and registered in such names as the selling Holders may reasonably request at least two business days prior to the closing of any sale of Registrable Notes;

          (i) in the case of a Shelf Registration, upon the occurrence of any event contemplated by Section 3(e)(v) hereof, use its best efforts to prepare and file with the SEC a supplement or post-effective amendment to a Registration Statement or the related Prospectus or any document incorporated therein by reference or file any other required document so that, as thereafter delivered to the purchasers of the Registrable Notes, such Prospectus will not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading; the Issuer agrees to notify the Holders to suspend use of the Prospectus as promptly as practicable after the occurrence of such an event, and the Holders hereby agree to suspend use of the Prospectus until the Issuer has amended or supplemented the Prospectus to correct such misstatement or omission;

          (j) a reasonable time prior to the filing of any Registration Statement, any Prospectus, any amendment to a Registration Statement or amendment or supplement to a Prospectus or any document which is to be incorporated by reference into a Registration Statement or a Prospectus after initial filing of a Registration Statement, provide copies of such document to the Representatives and their counsel (and, in the case of a Shelf Registration Statement, the Holders and their counsel) and make such of the Representatives of the Issuer as shall be reasonably requested by the Representatives or their counsel (and, in the case of a Shelf Registration Statement, the Holders or their counsel) available for discussion of such document, and shall not at any time file or make any amendment to the Registration Statement, any Prospectus or any amendment of or supplement to a Registration Statement or a Prospectus or any document which is to be incorporated by reference into a Registration Statement or a Prospectus, of which the Representatives and their counsel (and, in the case of a Shelf Registration Statement, the Holders and their counsel) shall not have previously been advised and furnished a copy or to which the Representatives or their counsel (and, in the case of a Shelf Registration Statement, the Holders or their counsel) shall object;

          (k) obtain a CUSIP number and such other identification numbers as may be necessary for all Exchange Notes or Registrable Notes, as the case may be, not later than the effective date of a Registration Statement;

          (l) use its best efforts to list the Exchange Notes, if any, on the Luxembourg Stock Exchange not later than the Effective Date of an Exchange Offer Registration Statement;

          (m) cause the Indenture to be qualified under the Trust Indenture Act of 1939, as amended (the "TIA"), in connection with the registration of the Exchange Notes or Registrable Notes, as the case may be, cooperate with the Trustee and the Holders to effect such changes to the Indenture as may be required for the Indenture to be so qualified in accordance with the terms of the TIA and execute, and use its best efforts to cause the Trustee to execute, all documents as may be required to effect such changes and all other forms and documents required to be filed with the SEC to enable the Indenture to be so qualified in a timely manner;

          (n) in the case of a Shelf Registration, make available for inspection by the Representatives of the Holders of the Registrable Notes, any Underwriter participating in any disposition pursuant to such Shelf Registration Statement, and attorneys and accountants designated by the Holders, at reasonable times and in a reasonable manner, all financial and other records, pertinent documents and properties of the Issuer, and cause the respective officers, directors and employees of the Issuer to supply all information reasonably requested by any such Representative, Underwriter, attorney or accountant in connection with a Shelf Registration Statement;

          (o) in the case of a Shelf Registration, use its best efforts to cause all Registrable Notes to be listed on any securities exchange or any automated quotation system on which similar securities issued by the Issuer are then listed if requested by the Majority Holders, to the extent such Registrable Notes satisfy applicable listing requirements;

          (p) use its best efforts to cause the Exchange Notes or Registrable Notes, as the case may be, to be rated by Standard Poor's Ratings Group, Moody's Investors Service, Inc. and Fitch Ratings Limited or two other nationally recognized statistical rating organizations (as such term is defined in Rule 436(g)(2) under the 1933 Act);

          (q) if reasonably requested by any Holder of Registrable Notes covered by a Registration Statement, (i) promptly incorporate in a Prospectus supplement or post-effective amendment such information with respect to such Holder as such Holder reasonably requests to be included therein and
     (ii) make all required filings of such Prospectus supplement or such post-effective amendment as soon as the Issuer has received notification of the matters to be incorporated in such filing; and

          (r) in the case of a Shelf Registration, enter into such customary agreements and take all such other actions in connection therewith (including those requested by the Holders of a majority of the Registrable Notes being sold) in order to expedite or facilitate the disposition of such Registrable Notes including, but not limited to, an Underwritten Offering and in such connection, (i) to the extent possible, make such representations and warranties to the Holders and any Underwriters of such Registrable Notes with respect to the business of the Issuer and its subsidiaries, the Registration Statement, Prospectus and documents incorporated by reference or deemed incorporated by reference, if any, in each case, in form, substance and scope as are customarily made by issuers to underwriters in underwritten offerings and confirm the same if and when requested, (ii) obtain opinions of counsel to the Issuer (which counsel and opinions, in form, scope and substance, shall be reasonably satisfactory to the Holders and such Underwriters and their respective counsel) addressed to each selling Holder and Underwriter of Registrable Notes, covering the matters customarily covered in opinions requested in underwritten offerings, (iii) obtain "cold comfort" letters from the independent certified public accountants of the Issuer (and, if necessary, any other certified public accountant of any subsidiary of the Issuer, or of any business acquired by the Issuer for which financial statements and financial data are or are required to be included in the Registration Statement) addressed to each selling Holder and Underwriter of Registrable Notes, such letters to be in customary form and covering matters of the type customarily covered in "cold comfort" letters in connection with underwritten offerings, and (iv) deliver such documents and certificates as may be reasonably requested by the Holders of a majority in principal amount of the Registrable Notes being sold or the Underwriters, and which are customarily delivered in underwritten offerings, to evidence the continued validity of the representations and warranties of the Issuer made pursuant to clause (i) above and to evidence compliance with any customary conditions contained in an underwriting agreement.

     In the case of a Shelf Registration Statement, the Issuer may require each Holder of Registrable Notes to furnish to the Issuer such information regarding the Holder and the proposed distribution by such Holder of such Registrable Notes as the Issuer may from time to time reasonably request in writing.

     In the case of a Shelf Registration Statement, each Holder agrees that, upon receipt of any notice from the Issuer of the happening of any event of the kind described in Section 3(e)(v) hereof, such Holder will forthwith discontinue disposition of Registrable Notes pursuant to a Registration Statement until such Holder's receipt of the copies of the supplemented or amended Prospectus contemplated by Section 3(i) hereof, and, if so directed by the Issuer, such Holder will deliver to the Issuer (at its expense) all copies in its possession, other than permanent file copies then in such Holder's possession, of the Prospectus covering such Registrable Notes current at the time of receipt of such notice. If the Issuer shall give any such notice to suspend the disposition of Registrable Notes pursuant to a Registration Statement, the Issuer shall extend the period during which the Registration Statement shall be maintained effective pursuant to this Agreement by the number of days during the period from and including the date of the giving of such notice to and including the date when the Holders shall have received copies of the supplemented or amended Prospectus necessary to resume such dispositions. The Issuer may give any such notice only twice during any 365 day period and any such suspensions may not exceed 30 days for each suspension and there may not be more than two suspensions in effect during any 365 day period.

     The Holders of Registrable Notes covered by a Shelf Registration Statement who desire to do so may sell such Registrable Notes in an Underwritten Offering. In any such Underwritten Offering, the investment banker or investment bankers and manager or managers (the "UNDERWRITERS") that will administer the offering will be selected by the Majority Holders of the Registrable Notes included in such offering.

     4. Participation of Broker-Dealers in Exchange Offer.

     (a) The Staff of the SEC has taken the position that any broker-dealer that receives Exchange Notes for its own account in the Exchange Offer in exchange for Notes that were acquired by such broker-dealer as a result of market-making or other trading activities (a "PARTICIPATING BROKER-DEALER"), may be deemed to be an "underwriter" within the meaning of the 1933 Act and must deliver a prospectus meeting the requirements of the 1933 Act in connection with any resale of such Exchange Notes.

     The Issuer understands that it is the Staff's position that if the Prospectus contained in the Exchange Offer Registration Statement includes a plan of distribution containing a statement to the above effect and the means by which Participating Broker-Dealers may resell the Exchange Notes, without naming the Participating Broker-Dealers or specifying the amount of Exchange Notes owned by them, such Prospectus may be delivered by Participating Broker-Dealers to satisfy their prospectus delivery obligation under the 1933 Act in connection with resales of Exchange Notes for their own accounts, so long as the Prospectus otherwise meets the requirements of the 1933 Act.

     (b) In light of the above, notwithstanding the other provisions of this Agreement, the Issuer agrees that the provisions of this Agreement as they relate to a Shelf Registration shall also apply to an Exchange Offer Registration to the extent, and with such reasonable modifications thereto as may be reasonably requested by the Representatives or by one or more Participating Broker-Dealers, in each case as provided in clause (ii) below, in order to expedite or facilitate the disposition of any Exchange Notes by Participating Broker-Dealers consistent with the positions of the Staff recited in Section 4(a) above; provided that:

          (i) the Issuer shall not be required to amend or supplement the Prospectus contained in the Exchange Offer Registration Statement, as would otherwise be contemplated by Section 3(i), for a period exceeding 180 days after the last Exchange Date (as such period may be extended pursuant to the penultimate paragraph of Section 3 of this Agreement) and Participating Broker-Dealers shall not be authorized by the Issuer to deliver and shall not deliver such Prospectus after such period in connection with the resales contemplated by this Section 4; and

          (ii) the application of the Shelf Registration procedures set forth in
     Section 3 of this Agreement to an Exchange Offer Registration, to the extent not required by the positions of the Staff of the SEC or the 1933 Act and the rules and regulations thereunder, will be in conformity with the reasonable request to the Issuer by the Representatives or with the reasonable request in writing to the Issuer by one or more broker-dealers who certify to the Representatives and the Issuer in writing that they anticipate that they will be Participating Broker-Dealers; and provided further that, in connection with such application of the Shelf Registration procedures set forth in Section 3 to an Exchange Offer Registration, the Issuer shall be obligated (x) to deal only with one entity representing the Participating Broker-Dealers, which shall be the Representatives unless it elects not to act as such Representatives, (y) to pay the fees and expenses of only one counsel representing the Participating Broker-Dealers, which shall be counsel to the Representatives unless such counsel elects not to so act and (z) to cause to be delivered only one, if any, "cold comfort" letter with respect to the Prospectus in the form existing on the last Exchange Date and with respect to each subsequent amendment or supplement, if any, effected during the period specified in clause (i) above.

     (c) The Representatives shall have no liability to the Issuer or any Holder with respect to any request that it may make pursuant to Section 4(b) above.

     5. Indemnification and Contribution.

     (a) The Issuer agrees to indemnify and hold harmless the Initial Purchasers, each Holder and each person, if any, who controls any Initial Purchaser or any Holder within the meaning of either Section 15 of the 1933 Act or Section 20 of the 1934 Act, or is under common control with, or is controlled by, any Initial Purchaser or any Holder, from and against all losses, claims, damages and liabilities (including, without limitation, any legal or other expenses reasonably incurred by any Initial Purchaser, any Holder or any such controlling or affiliated person in connection with defending or investigating any such action or claim) caused by any untrue statement or alleged untrue statement of a material fact contained in any Registration Statement (or any amendment thereto) pursuant to which Exchange Notes or Registrable Notes were registered under the 1933 Act, including all documents incorporated therein by reference, or caused by any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, or caused by any untrue statement or alleged untrue statement of a material fact contained in any Prospectus (as amended or supplemented if the Issuer shall have furnished any amendments or supplements thereto), or caused by any omission or alleged omission to state therein a material fact necessary to make the statements therein in light of the circumstances under which they were made not misleading, except insofar as such losses, claims, damages or liabilities are caused by any such untrue statement or omission or alleged untrue statement or omission based upon information relating to an Initial Purchaser or any Holder furnished to the Issuer in writing by such Initial Purchaser through the Representatives or any selling Holder expressly for use therein. In connection with any Underwritten Offering permitted by Section 3, the Issuer will also indemnify the Underwriters, if any, selling brokers, dealers and similar securities industry professionals participating in the distribution, their officers and directors and each Person who controls such Persons (within the meaning of the Securities Act and the Exchange Act) to the same extent as provided above with respect to the indemnification of the Holders, if requested in connection with any Registration Statement.

     (b) Each Holder agrees, severally and not jointly, to indemnify and hold harmless the Issuer, the Initial Purchasers and the other selling Holders, and each of their respective trustees, directors, officers who sign the Registration Statement and each Person, if any, who controls the Issuer, any Initial Purchaser and any other selling Holder within the meaning of either Section 15 of the 1933 Act or Section 20 of the 1934 Act to the same extent as the foregoing indemnity from the Issuer to the Initial Purchasers and the Holders, but only with reference to information relating to such Holder furnished to the Issuer in writing by such Holder expressly for use in any Registration Statement (or any amendment thereto) or any Prospectus (or any amendment or supplement thereto).

     (c) In case any proceeding (including any governmental investigation) shall be instituted involving any person in respect of which indemnity may be sought pursuant to either paragraph (a) or paragraph (b) above, such person (the "INDEMNIFIED PARTY") shall promptly notify the person against whom such indemnity may be sought (the "INDEMNIFYING PARTY") in writing and the indemnifying party, upon request of the indemnified party, shall retain counsel reasonably satisfactory to the indemnified party to represent the indemnified party and any others the indemnifying party may designate in such proceeding and shall pay the fees and disbursements of such counsel related to such proceeding. In any such proceeding, any indemnified party shall have the right to retain its own counsel, but the fees and expenses of such counsel shall be at the expense of such indemnified party unless (i) the indemnifying party and the indemnified party shall have mutually agreed to the retention of such counsel or (ii) the named parties to any such proceeding (including any impleaded parties) include both the indemnifying party and the indemnified party and representation of both parties by the same counsel would be inappropriate due to actual or potential differing interests between them. It is understood that the indemnifying party shall not, in connection with any proceeding or related proceedings in the same jurisdiction, be liable for (a) the fees and expenses of more than one separate firm (in addition to any local counsel) for the Initial Purchasers and all persons, if any, who control any Initial Purchaser within the meaning of either Section 15 of the 1933 Act or Section 20 of the 1934 Act, (b) the fees and expenses of more than one separate firm (in addition to any local counsel) for the Issuer, its directors, its officers who sign the Registration Statement and each person, if any, who controls the Issuer within the meaning of either such Section and (c) the fees and expenses of more than one separate firm (in addition to any local counsel) for all Holders and all persons, if any, who control any Holders within the meaning of either such Section, and that all such fees and expenses shall be reimbursed as they are incurred. In such case involving any Initial Purchaser and persons who control any Initial Purchaser, such firm shall be designated in writing by the Representatives. In such case involving the Holders and such persons who control Holders, such firm shall be designated in writing by the Majority Holders. In all other cases, such firm shall be designated by the Issuer. The indemnifying party shall not be liable for any settlement of any proceeding effected without its written consent but, if settled with such consent or if there be a final judgment for the plaintiff, the indemnifying party agrees to indemnify the indemnified party from and against any loss or liability by reason of such settlement or judgment. No indemnifying party shall, without the prior written consent of the indemnified party, effect any settlement of any pending or threatened proceeding in respect of which such indemnified party is or could have been a party and indemnity could have been sought hereunder by such indemnified party, unless such settlement includes an unconditional release of such indemnified party from all liability on claims that are the subject matter of such proceeding.

     (d) If the indemnification provided for in paragraph (a) or paragraph (b) of this Section 4 is unavailable to an indemnified party or insufficient in respect of any losses, claims, damages or liabilities, then each indemnifying party under such paragraph, in lieu of indemnifying such indemnified party thereunder, shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages or liabilities in such proportion as is appropriate to reflect the relative fault of the indemnifying party or parties on the one hand and of the indemnified party or parties on the other hand in connection with the statements or omissions that resulted in such losses, claims, damages or liabilities, as well as any other relevant equitable considerations. The relative fault of the Issuer and the Holders shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Issuer or by the Holders and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The Holders' respective obligations to contribute pursuant to this Section 5(d) are several in proportion to the respective number of Registrable Notes of such Holder that were registered pursuant to a Registration Statement.

     (e) The Issuer, the Initial Purchasers and each other Holder agree that it would not be just or equitable if contribution pursuant to this Section 5 were determined by pro rata allocation or by any other method of allocation that does not take account of the equitable considerations referred to in paragraph (d) above. The amount paid or payable by an indemnified party as a result of the losses, claims, damages and liabilities referred to in paragraph (d) above shall be deemed to include, subject to the limitations set forth above, any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this Section 5, no Holder shall be required to indemnify or contribute any amount in excess of the amount by which the total price at which Registrable Notes were sold by such Holder exceeds the amount of any damages that such Holder has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the 1933
Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The remedies provided for in this Section 5 are not exclusive and shall not limit any rights or remedies which may otherwise be available to any indemnified party at law or in equity.

     The indemnity and contribution provisions contained in this Section 5 shall remain operative and in full force and effect regardless of (i) any termination of this Agreement, (ii) any investigation made by or on behalf of the Initial Purchasers, any Holder or any person controlling the Representatives or any Holder, or by or on behalf of the Issuer, its officers or directors or any person controlling the Issuer, (iii) acceptance of any of the Exchange Notes and
(iv) any sale of Registrable Notes pursuant to a Shelf Registration Statement.

     6. Miscellaneous.

     (a) No Inconsistent Agreements. The Issuer has not entered into, and on or after the date of this Agreement will not enter into, any agreement which is inconsistent with the rights granted to the Holders of Registrable Notes in this Agreement or otherwise conflicts with the provisions hereof. The rights granted to the Holders hereunder do not in any way conflict with and are not inconsistent with the rights granted to the holders of the Issuer's other issued and outstanding securities under any such agreements.

     (b) Amendments and Waivers. The provisions of this Agreement, including the provisions of this sentence, may not be amended, modified or supplemented, and waivers or consents to departures from the provisions hereof may not be given unless the Issuer has obtained the written consent of Holders of at least a majority in aggregate principal amount of the outstanding Registrable Notes affected by such amendment, modification, supplement, waiver or consent; provided, however, that no amendment, modification, supplement, waiver or consents to any departure from the provisions of Section 5 hereof shall be effective as against any Holder of Registrable Notes unless consented to in writing by such Holder.

     (c) Notices. All notices and other communications provided for or permitted hereunder shall be made in writing by hand-delivery, registered first-class mail, telex, telecopier, or any courier guaranteeing overnight delivery (i) if to a Holder, at the most current address given by such Holder to the Issuer by means of a notice given in accordance with the provisions of this Section 6(c), which address initially is, with respect to the

Representatives, the address set forth in the Purchase Agreement; and (ii) if to the Issuer, initially at the Issuer's address set forth in the Purchase Agreement and thereafter at such other address, notice of which is given in accordance with the provisions of this Section 6(c).

     All such notices and communications shall be deemed to have been duly given: at the time delivered by hand, if personally delivered; five business days after being deposited in the mail, postage prepaid, if mailed; when answered back, if telexed; when receipt is acknowledged, if telecopied; and on the next business day if timely delivered to an air courier guaranteeing overnight delivery.

     Copies of all such notices, demands, or other communications shall be concurrently delivered by the person giving the same to the Trustee, at the address specified in the Indenture.

     (d) Successors and Assigns. This Agreement shall inure to the benefit of and be binding upon the successors, assigns and transferees of each of the parties, including, without limitation and without the need for an express assignment, subsequent Holders; provided that nothing herein shall be deemed to permit any assignment, transfer or other disposition of Registrable Notes in violation of the terms of the Purchase Agreement. If any transferee of any Holder shall acquire Registrable Notes, in any manner, whether by operation of law or otherwise, such Registrable Notes shall be held subject to all of the terms of this Agreement, and by taking and holding such Registrable Notes such person shall be conclusively deemed to have agreed to be bound by and to perform all of the terms and provisions of this Agreement and such person shall be entitled to receive the benefits hereof. The Representatives (in their capacity as Representatives) shall have no liability or obligation to the Issuer with respect to any failure by a Holder to comply with, or any breach by any Holder of, any of the obligations of such Holder under this Agreement.

     (e) Third Party Beneficiary. The Holders shall be third party beneficiaries to the agreements made hereunder between the Issuer, on the one hand, and the Initial Purchasers, on the other hand, and shall have the right to enforce such agreements directly to the extent it deems such enforcement necessary or advisable to protect its rights or the rights of Holders hereunder.

     (f) Counterparts. This Agreement may be executed in any number of counterparts and by the parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement.

     (g) Headings. The headings in this Agreement are for convenience of reference only and shall not limit or otherwise affect the meaning hereof.

     (h) Governing Law. This Agreement shall be governed by and construed in accordance with the internal laws of the State of New York.

     (i) Severability. In the event that any one or more of the provisions contained herein, or the application thereof in any circumstance, is held invalid, illegal or unenforceable, the validity, legality and enforceability of any such provision in every other respect and of the remaining provisions contained herein shall not be affected or impaired thereby.

     IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

                                              AERCO LIMITED


                                              By
                                                 -------------------------------
                                                 Name:
                                                 Title:



Confirmed and accepted as of the date first above written:

MORGAN STANLEY & CO. INTERNATIONAL
   LIMITED
LEHMAN BROTHERS INC.
CREDIT SUISSE FIRST BOSTON CORPORATION
FIRST UNION SECURITIES, INC.
SALOMON SMITH BARNEY INC.


By:  MORGAN STANLEY & CO. INTERNATIONAL
         LIMITED


      By
           ------------------------------
           Name:
           Title:



By:  LEHMAN BROTHERS INC.


      By
           -------------------------------
           Name:
           Title:

                                                                       EXHIBIT B


                       OPINION OF SPECIAL DELAWARE COUNSEL
                           FOR AERCO USA AND AERFI POL


1. Each of AerCo USA and AerFi POL (the "DELAWARE ENTITIES") has been duly incorporated and is legally and validly existing in good standing as a Delaware corporation with full power and authority under its certificate of incorporation, by-laws and the laws of Delaware to own its property and to conduct its business as described in the Memoranda, and has full corporate power and authority to execute, deliver and perform its obligations under each of the Relevant Documents to which it is a party.

2. All of the issued shares of each of the Delaware Entities have been duly and validly authorized and issued and are fully paid and non-assessable, and all such shares of AerCo USA are, and such shares of each other Delaware Entity transferred to the Issuer on the Closing Date will be, held by the Issuer, free and clear of all liens, charges, claims, pledges or other encumbrances.

3. Each of the Relevant Documents to which any Delaware Entity is a party has been duly authorized, executed and delivered by such Delaware Entity.

4. The execution, delivery and performance of each Relevant Document and compliance with the terms thereof, and the consummation of the transactions contemplated thereby by each of the Delaware Entities do not conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, or result in or require the creation or imposition of any lien, encumbrance, equity, claim or other charge upon any properties or assets of any such Delaware Entity or any of its subsidiaries pursuant to the terms of any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which it is a party or by which it is bound or to which any of its properties or assets is subject, nor, assuming compliance with the rules and regulations of the FAA, will such actions result in any violation of, or conflict with, any statute, rule or regulation, or any order or decree, of any court or governmental agency or body of the State of Delaware having proper jurisdiction over such Delaware Entity or any of its properties or assets.

5. Assuming that each Delaware Entity conducts no business in the State of Delaware and except for (i) such consents, approvals, filings, authorizations, registrations or qualifications as may be required under applicable state securities, "blue sky" or similar laws in connection with the offer, purchase and distribution of the Notes, (ii) such consents as have been obtained and are in full force and effect,
         (iii) such consents, approvals, filings, authorizations, registrations or qualifications as may be required under the rules and regulations of the FAA and (iv) such consents the failure of which to obtain would not have a material adverse effect on the financial condition, results of operations or business of the Issuer and its subsidiaries taken as a whole, no consent, approval or authorization from, or filing, registration or qualification with, any Delaware state court or governmental agency or body having jurisdiction over such Delaware Company or any of its subsidiaries or any of its properties or assets is required for the execution, delivery and performance of any of the Relevant Documents, as applicable, including the issuance, authentication, sale and delivery of the Notes, by such Delaware Company and the compliance with the terms thereof.

6. There are no United States federal, New York or Delaware State legal or governmental proceedings pending or threatened to which any Delaware Entity or any of its subsidiaries is a party or of which any of its property or assets is the subject (i) asserting the invalidity of any Relevant Document, (ii) seeking to prevent the issuance and delivery of the Notes or the consummation of any of the transactions contemplated by any Relevant Document, (iii) seeking any determination or ruling that would materially and adversely affect the performance by such Delaware Entity or any of its subsidiaries of its obligations under any Relevant Document or (iv) seeking to affect adversely the United States federal income tax attributes of such Delaware Entity or any of its subsidiaries, or of any payments to be made by any party in respect of the Notes.

7. Assuming each of the Relevant Documents has been duly authorized, executed and delivered by each of the parties thereto other than any Delaware Entity, each of the Relevant Documents constitutes the legal, valid and binding obligation of each such Delaware Entity, enforceable against it in accordance with its terms. Assuming the choice of law of another jurisdiction to govern the obligations of the parties under each of the Relevant Documents would be upheld as a valid choice of law under such law, the choice of law provision in each such Relevant Document would be given effect by the courts of the State of Delaware provided that the application of such law does not violate any fundamental public policy of any jurisdiction, other than the state of Delaware.

8. Each of the Security Documents to which any Delaware Entity is a party creates a valid security interest, for the benefit of the Secured Parties securing payment of the Secured Obligations, in all of such Delaware Entity's right, title and interest in the Collateral described therein under the laws of the State of Delaware. The security interest in the Collateral is perfected under the laws of the State of Delaware.

9. Payments by any Delaware Company under its intercompany debt to the Issuer will not be subject to withholding tax in the State of Delaware.

                                                                       EXHIBIT C


                           OPINION OF U.S. COUNSEL FOR
              THE AERFI COMPANIES, THE ISSUER AND THE SUBSIDIARIES


1. The execution, delivery and performance by each of the AerFi Companies, the Issuer or any of the Subsidiaries of each Relevant Document to which it is a party, the issuance, authentication, sale and delivery by the Issuer of the Notes, and compliance with the terms thereof, do not conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, or result in or require the creation or imposition of any lien, encumbrance, equity, claim or other charge upon any properties or assets of any AerFi Company, the Issuer or any of the Subsidiaries pursuant to the terms of any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument known to such counsel to which any of the AerFi Companies, the Issuer or any of its subsidiaries is a party or by which either of them is bound or to which any of the properties or assets of either of them is subject, nor, assuming compliance with the rules and regulations of the FAA, will such actions result in any violation of, or conflict with, any statute, rule or regulation, or any order or decree, of any court or governmental agency or body of the State of New York or of the United States having proper jurisdiction over either of such persons or any of their properties or assets.

2. Except for (i) such consents, approvals, filings, authorizations, registrations or qualifications as may be required under applicable state securities, "blue sky" or similar laws in connection with the offer, purchase and distribution of the Notes, (ii) such consents as have been obtained and are in full force and effect, (iii) such consents, approvals, filings, authorizations, registrations or qualifications as may be required under the rules and regulations of the FAA and (iv) such consents the failure of which to obtain would not have a material adverse effect on the financial condition, results of operations or business of the Issuer and its subsidiaries taken as a whole, no consent, approval or authorization from, or filing, registration or qualification with, any United States federal or New York state court or governmental agency or body having jurisdiction over AerFi or the Issuer or any of their respective properties or assets is required for the execution, delivery and performance of any of the Relevant Documents, as applicable, including the issuance, authentication, sale and delivery of the Notes.

3. Except as disclosed in the Memoranda, to the best of such counsel's knowledge after due inquiry, there are no United States federal or New York State legal or governmental proceedings pending or threatened to which AerFi or any of its subsidiaries or the Issuer or any of its subsidiaries is a party or of which any of their respective property or assets is the subject (i) asserting the invalidity of any Relevant Document or the Notes, (ii) seeking to prevent the issuance and delivery of the Notes or the consummation of any of the transactions contemplated by any Relevant Document, (iii) seeking any determination or ruling that would materially and adversely affect the performance by the AerFi Companies, the Issuer or the Subsidiaries of its obligations under any Relevant Document or the Notes or (iv) seeking to affect adversely the United States federal income tax attributes of the AerFi Companies or the Issuer or any of the Subsidiaries or of any payments to be made by any party under the Notes.

4. The Issuer is not, and after giving effect to the offering and sale of the Notes and the application of the proceeds thereof as described in the Memoranda will not be, an investment company required to be registered as such under the United States Investment Company Act of 1940, as amended.

5. The statements in the Memoranda under the captions "Summary -- The Notes", "Risk Factors -- Risks Relating to AerCo and Certain Third Parties, -- Bankruptcy Risks, -- Certain Income Tax Risks", "The Acquisition of the Additional Aircraft", "Management of AerCo Group", "Description of the Notes" (excluding "Description of the Notes -- AerCo's Performance Assumptions"), "Tax Considerations -- United States Taxation", "ERISA Considerations", "Subscription and Sale" and "Purchasers' Representations and Transfer Restrictions", in each case insofar as such statements constitute summaries of the legal matters, documents or proceedings referred to therein, fairly present the information called for with respect to such legal matters, documents or proceedings in all material respects.

6. Such counsel believes that the Final Memorandum (except for financial and statistical data and aircraft appraisal data included therein as to which such counsel need not express any belief) when issued did not, and as of the Closing Date does not, contain any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.

7. The Notes are in the form contemplated by the Indenture and, when each of the Relevant Documents that is expressed to be governed by New York law (the "NEW YORK RELEVANT DOCUMENTS") has been duly authorized, issued (in the case of the Notes), executed and delivered by each of the parties thereto, each of the New York Relevant Documents to which the Issuer or any of its subsidiaries or AerFi is a party constitutes the legal, valid and binding obligation of each such party, enforceable against each such party in accordance with its terms except as (x) the enforceability thereof may be limited by bankruptcy, insolvency or other similar laws affecting creditors' rights generally and (y) rights of acceleration and the availability of equitable remedies may be limited by equitable principles of general applicability.

8. Based upon the representations, warranties and agreements of the Issuer and the Initial Purchasers in the Purchase Agreement, it is not necessary in connection with the offering, sale and delivery of the Notes under the circumstances contemplated by the Purchase Agreement and initial resales thereof by the Initial Purchasers in the manner contemplated by the Purchase Agreement and the Memoranda, to register the Notes under the Securities Act of 1933 (it being understood that such counsel expresses no opinion with respect to any other offer or resale of any of the Notes) or to qualify the Indenture in respect of the Notes under the Trust Indenture Act of 1939.

9. Each of the Security Documents governed by New York law creates a valid security interest, for the benefit of the Secured Parties securing payment of the Secured

         Obligations, in all of each Grantor's right, title and interest in the Collateral described therein and in any proceeds thereof (within the meaning of Section 9.306 of the Uniform Commercial Code of the State of New York (the "UCC")). Upon delivery in the State of New York of the certificates representing the pledged shares and pledged members interests and of the instruments evidencing the pledged intercompany debt and pledged investment property in accordance with the provisions of the Security Documents, and assuming the continued possession by the Security Trustee of such certificates and instruments in the State of New York, the Security Documents will create, in favor of the Security Trustee for its benefit and the benefit of the Secured Parties to secure the performance of the Secured Obligations, valid and perfected security interest in all right, title and interest of the applicable Grantor in and to the pledged shares and members interests (free of any adverse claim), the pledged debt and the pledged investment property, in each case subject to no prior security interest that must be perfected under the UCC.

10. The Issuer is the record owner of all of the interests pledged by it pursuant to the Security Documents.

11. The Notes, when executed, authenticated and delivered by the Issuer to and paid for by the Initial Purchasers in accordance with the terms of the Indenture, will be entitled to the benefits of the Indenture.

12. The shares or members interests in each of the Transferring Companies acquired or to be acquired by the Issuer under the Share Purchase Agreement are not required to be registered under the Securities Act of 1933.

                                                                       EXHIBIT D


                            OPINION OF JERSEY COUNSEL
                           TO THE ISSUER AND ALPS 94-1


(a) The Company has been duly incorporated (on 4th June, 1998) and is legally and validly existing as a public limited liability company and registered in Jersey and:-

(i) our search today of the public record of the Company kept at the office of the Registrar of Companies in Jersey revealed (i) no order or resolution for the winding up or dissolution of the Company and (ii) no notice of appointment in respect of the Company of a liquidator, receiver, or other such person given control of the assets of the Company; and

(ii) the office of the Viscount in Jersey has confirmed in response to our oral enquiry made today that no declaration that the Company is or was "en desastre" has been made since the date of incorporation of the Company.

(b) ALPS 94-1 has been duly incorporated (on 2nd June, 1994) and is legally and validly existing as a private limited liability company and registered in Jersey and:-

(i) our search today of the public record of ALPS 94-1 kept at the office of the Registrar of Companies in Jersey revealed (i) no order or resolution for the winding up or dissolution of ALPS 94-1 and (ii) no notice of appointment in respect of ALPS 94-1 of a liquidator, receiver or other such person given control of the assets of ALPS 94-1; and

(ii) the office of the Viscount in Jersey has confirmed in response to our oral enquiry made today that no declaration that ALPS 94-1 is or was "en desastre" has been made since the date of incorporation of ALPS 94-1.

(c) The Company has an authorised share capital as set forth in the Offering Memorandum. All of the issued shares of the Company have been duly and validly authorised and issued, and are fully paid. Nineteen of the Company's issued shares are held by Juris Limited and Lively Limited, as nominees, for the benefit of the Trustee of AerCo Holding Trust, a charitable trust located in Jersey. The one remaining issued share in the Company is registered in the name of AerFi Group.

(d) All of the issued shares of ALPS 94-1 have been duly and validly authorised and issued, are fully paid and are owned by the Company subject to the security in respect thereof created in favour of the Security Trustee.

(e) Each of the Company and ALPS 94-1 has the corporate capacity and authority to execute and deliver the 2000 Transaction Documents to which it is a party and to perform its obligations thereunder and (in the case of the Company) to have vested in it assets transferred to it or to be vested in it pursuant to the Transferring Companies Share Purchase Agreement.

(f) The execution, delivery, issuance and performance by the Company of each of the 2000 Transaction Documents (excluding the New Notes) to which the Company is a party and the execution, issue and delivery by the Company of the New Notes have been duly authorised by all necessary corporate action on the part of the Company and each of the 2000 Transaction Documents (other than the Post Closing Documents) to which the Company is a party has been duly executed, issued and delivered by the Company and each of the Post Closing Documents upon execution by any Independent Director of the Company or any one of the authorised signatories named in the minutes of the meeting of directors of the Company held on 14th July 2000 will be duly executed by the Company.

(g) The execution, delivery and performance by ALPS 94-1 of each of the 2000 Transaction Documents to which ALPS 94-1 is a party have been duly authorised by all necessary corporate action on the part of ALPS 94-1 and each of the 2000 Transaction Documents to which ALPS 94-1 is a party has been duly executed and delivered by ALPS 94-1.

(h) The execution, delivery and performance of each of the 2000 Transaction Documents to which the Company or ALPS 94-1 is a party, the issuance, authentication, sale, delivery and performance by the Company of each of the New Notes, and compliance with the terms thereof, and the consummation by the Company and ALPS 94-1 of the transactions contemplated thereby do not (or, in the case of the Post Closing Documents, upon execution and delivery of such Post Closing Documents by the Company will not) conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, or (save for the Security Documents) result in the creation or imposition of any lien, charge or encumbrance upon any properties or assets of, the Company or ALPS 94-1, as the case may be, pursuant to the terms of any document expressed to be governed by Jersey law of which we are aware to which the Company or ALPS 94-1, as the case may be, is a party or by which the Company or ALPS 94-1, as the case may be, is bound or to which any of the properties or assets of the Company or ALPS 94-1, as the case may be, is subject, nor will such actions result in any violation of, or conflict with, the provisions of the memorandum and articles of association of the Company or ALPS 94-1, as the case may be, any generally applicable law having the force of law in Jersey, any Jersey statute or any Jersey order, decree, rule or regulation of any court or governmental agency or body in Jersey having proper jurisdiction over the Company or ALPS 94-1, as the case may be, or any of their respective properties or assets.

(i) The obligations of the Company and ALPS 94-1 under the 2000 Transaction Documents to which they are respectively a party are (or, in the case of the Post Closing Documents, upon execution and delivery of such Post Closing Documents by the Company will be) legal, valid and binding and will be recognised and enforceable by the courts of Jersey and the security created or to be created by the Company under the Security Documents and the subordination provisions in the Security Documents will be binding in Jersey on creditors of the Company and any liquidator or person appointed to control the assets of the Company including the Viscount under the Bankruptcy (Desastre) (Jersey) Law 1990 (the "1990 LAW"), and the Company.

(j) The provisions of Article III of the Indenture (as supplemented by the Indenture Supplement) concerning the application of sums standing to the credit of the Accounts which require such sums to be applied both before and after service of any Default Notice, in or towards satisfaction of certain claims and amounts, before any such sums are applied in or towards certain other amounts will be recognised and enforceable by the courts of Jersey and binding on the parties to the Indenture and the Holders of the New Notes and (save as regards the payment of debts and other amounts which in the event of the insolvency of the Company are preferred by statutory or customary law but (in relation to the position under Jersey law only) none of which, on the facts known to us about the Company and save as noted at paragraph 6(r) below, would be of material relevance to the Company in the event of its insolvency) upon a liquidator and all other relevant persons, including the Viscount, and would not be set aside.

(k) No consents, licences, approvals or authorisations of any governmental or other authority or agency in Jersey are required by law in connection with the execution, delivery, issue and performance of the 2000 Transaction Documents by any of the parties thereto except for:

(i) consent to the issue of the New Notes and the Offering Memorandum pursuant to the Control of Borrowing (Jersey) Order 1958 (as amended) (a copy of which consent is annexed); and

(ii)     consent to the circulation of the Offering Memorandum pursuant to
         Article 6(1)(d) of the Companies (General Provisions) (Jersey) Order 1992 (a copy of which consent is annexed);

         which consents have been duly obtained and remain in effect; and

(iii) consent to the issue of the Exchange Notes (as defined in the Class A-C Registration Rights Agreement) and any equivalent securities in respect of the Subclass D-2 Notes pursuant to the Subclass D-2 Registration Rights Agreement and the circulation of any prospectus contained in the Exchange Offer Registration Statement (as defined in the Class A-C Registration Rights Agreement) or in any similar document in respect of the Subclass D-2 Notes (as contemplated by the Subclass D-2 Registration Rights Agreement) pursuant to the Control of Borrowing (Jersey) Order 1958 (as amended); and

(iv) consent to the circulation of any prospectus contained in the Exchange Offer Registration Statement or the Shelf Registration Statement (each as defined in the Class A-C Registration Rights Agreement) or in any similar document in respect of the Subclass D-2 Notes (as contemplated by the Subclass D-2 Registration Rights Agreement) pursuant to Article 6(1)(d) of the Companies (General Provisions) (Jersey) Order 1992;

         which consents the Jersey Financial Services Commission have confirmed, in principle, will be given upon formal application being made by or on behalf of the Company at the appropriate time.

         The consent referred to at (i) above is issued subject to certain conditions. Failure to comply with those conditions would enable the Jersey Financial Services Commission to withdraw the consent or otherwise claim that the Company was in breach of the Control of Borrowing (Jersey) Law 1947 (as amended) but such withdrawal would not invalidate action taken by the Company at a time when such consent was valid and effective. There is no annual filing requirement or requirement to pay fees in order to keep either consent referred to at
         (i) or (ii) above valid and effective.

(l) No filing or registration of any of the 2000 Transaction Documents is necessary under Jersey law except:

(i) the filing of a copy of the Offering Memorandum (signed by or on behalf of each of the Directors of the Company) pursuant to Article 6(1)(c) of the Companies (General Provisions) Order 1992), which filing has been duly effected; and

(ii) the filing of a copy of the Indenture Supplement with the Jersey Companies Registry, which filing will take place as soon as practicable after the Closing Date.

(m) Under current Jersey law and practice and in reliance on concessions written by the Comptroller of Income Tax in Jersey for the benefit of the Company the statements in the Offering Memorandum under the captions "Tax Considerations - Certain Jersey Tax Considerations" and "Risk Factors - Certain Income Tax Risks" in respect of the Jersey tax treatment of the Company and ALPS 94-1 in all material respects fairly present the information called for with respect to such legal matters, documents and proceedings and fairly summarise the matters referred to herein.

(n) The statements in the Offering Memorandum under the captions "Transaction Overview - AerCo (the first and second paragraphs thereof only), "Management of AerCo Group - Directors (the first paragraph thereof only) and "Enforcement of Civil Liabilities" in respect of matters of Jersey law or relating to the constitution of the Company in all material respects fairly present the information called for with respect to such legal matters, documents and proceedings and fairly summarise the matters referred to therein.

(o)      The Company will qualify as an "exempt company" under the provisions of
         Article 123A of the Income Tax (Jersey) Law 1961 as amended (the "1961 LAW") provided that:

(1) it makes an annual application within the time limit and in the manner prescribed in Article 123A of the 1961 Law for exempt company status and pays annually the exempt company fee (currently (pound)600 (Six hundred pounds sterling)) on the making of such application;

(2) no Jersey resident has a beneficial interest (as defined in Article 123A of the 1961 Law) in the Company other than as a shareholder in or debenture holder of a body corporate which:-

         (i)      has a beneficial interest in the Company, and

         (ii) is listed on a recognised stock exchange or (by concession) the shares of which are traded on a recognised stock exchange;

and

(3) it makes an annual disclosure to the Jersey Financial Services Commission to its satisfaction of the full name and address of the ultimate beneficial owners of the shares in the Company, or in the case of a trustee holding shares in the Company, of such details as are specified in the said Article 123A, and provided also that the Company:-

(i) has not failed or omitted to pay income tax in respect of any previous years' liabilities; or

(ii) having been for any previous year of assessment an exempt company, has ceased to be so.

         An exempt company may also be required to disclose to the Jersey Financial Services Commission the names of all persons having beneficial interests in the company but we have obtained the confirmation of the Jersey Financial Services Commission that they will not require the names of persons having beneficial interests in the New Notes.

         The expression "beneficial interest" is widely defined in the 1961 Law and would include holders of the New Notes. However, the Comptroller of Income Tax has confirmed by written concession to the Company that prima facie he will not so far as the Company is concerned regard a person having an interest (direct or indirect) in any of the New Notes (or in any of the notes issued by the Company in 1998) as having a beneficial interest in the Company for the purposes of Article 123A of the 1961 Law. The Comptroller of Income Tax has further confirmed that the holding of the issued shares of the Company by or on behalf of Mourant & Co. Trustees Limited (a company resident in Jersey) as trustee of AerCo Holding Trust, a discretionary charitable trust, (as to nineteen shares) and AerFi Group (as to one share) will not prejudice the Jersey tax status of the Company.

         So long as the Company qualifies as an exempt company in the manner hereinbefore described, it will be treated for the purposes of the 1961 Law as not resident in Jersey, and will pay no Jersey income tax other than on income arising in Jersey (but by long standing concession excluding bank deposit interest arising in Jersey) and on profits of its trade (if any) carried on through an established place of business in Jersey and no withholding tax will be deducted (i) from interest, principal or premium paid on the New Notes; (ii) from payments made by the Company pursuant to the

         Transferring Companies Share Purchase Agreement or (iii) from fees paid by the Company pursuant to the 2000 Transaction Documents on account of Jersey tax. Our review of the Documents has led us to the opinion that, subject always to the observance by the Company of the restrictions on its business activities set out in Section 5.02(e) of the Indenture, the Company will not have any income arising in Jersey. The Comptroller of Income Tax has confirmed by reference to information set out in the Offering Memorandum that:-

(a) the income generated and to be generated by the activities currently undertaken by the Company as so described therein will not be treated as income arising in Jersey; and

(b) the administration in and from Jersey of the business currently undertaken by the Company as so described therein does not constitute the carrying on of a trade through an established place of business in Jersey for the purposes of Article 123A of the 1961 Law;

         and accordingly that whilst the Company maintains its status as an exempt company it will not be subject to any form of taxation in Jersey on its income or capital gains on the sale of any assets.

(p)      ALPS 94-1 will qualify as an "exempt company" under the provisions of
         Article 123A of the 1961 Law provided that the conditions set out in sub paragraphs (1), (2) and (3) of paragraph 5(o) above are met. The Comptroller of Income Tax has confirmed by written concession that on the basis that ALPS 94-1 is a wholly owned subsidiary of AerCo, and having regard to the Company's qualification as an exempt company as described in paragraph 5(o) above, for so long as the Company qualifies as an exempt company ALPS 94-1 will continue to be entitled to exempt company status under Article 123A of the 1961 Law.

         So long as ALPS 94-1 qualifies as an exempt company in the manner hereinbefore described, it will be treated for the purposes of the 1961 Law in the same way as the Company (as described in paragraph 5(o) above).

(q) The capital gains of the Company and ALPS 94-1 will not be subject to taxation in Jersey.

(r) There is no value added tax or other taxation in Jersey relevant to the Company or ALPS 94-1.

(s) No stamp duty, stamp duty reserve tax or issue, documentary, registration or other similar tax imposed by any government department or other taxing authority of or in Jersey is payable in connection with the creation, initial issue or delivery of the New Notes or on the execution and delivery of the 2000 Transaction Documents nor on any subsequent transfer of New Notes save that if any New Note is situate in Jersey on the death of the holder thereof, duty of up to 1% of the value of the holder's assets in Jersey is payable on the letters of administration or grant of probate required to enable the New Notes to be transferred.

(t) The choice of the laws expressed to govern the 2000 Transaction Documents will be recognised and applied by the Jersey courts on proof of the relevant provisions of such laws.

(u) The submission by each of the Company and ALPS 94-1 under any of the 2000 Transaction Documents to which it is party to the jurisdiction of any New York State or United States Federal Court is valid, binding and enforceable under the laws of Jersey.

(v) Any final and conclusive monetary judgement obtained against the Company or ALPS 94-1, as the case may be, in a New York court, an Irish court or a Swedish court in respect of any sum payable by it under the 2000 Transaction Documents would constitute a good cause of action for a law suit in Jersey to enforce such judgment without re-examination of the issues, provided that:

(i) the foreign court which renders such judgment has properly established jurisdiction over the Company or ALPS 94-1, as the case may be;

(ii) such judgment was not obtained by fraud on the part of any party thereto or of the court;

(iii) such judgement was not rendered according to principles contrary to public policy in Jersey;

(iv) such judgment was not in respect of taxes, fines, penalties or other similar fiscal or revenue liabilities of the Company or ALPS 94-1, as the case may be; and

(v) such judgment was not rendered according to principles contrary to the principles of natural justice.

(w) A judgment of a superior Isle of Man court (Her Majesty's High Court of Justice of the Isle of Man (including the Staff of Government Division)) against the Company under the IOM Mortgage or the Post Closing IOM Mortgage will be recognised and enforced by the Jersey courts subject to the provisions of the Judgments (Reciprocal Enforcement) (Jersey) Law 1960 and subordinate legislation made thereunder (the "1960 LAW").

(x) Except as set out in paragraphs 6 and 7 below and as set out at Section 4.01(g) of the Cash Management Agreement, Section 4.01(d) of the Administrative Agency Agreement, Section 4.01(g) of the Standby Cash Management Agreement and Section 4.01(d) of the Standby Administrative Agency Agreement, any party to any of the 2000 Transaction Documents is entitled to sue as plaintiff in the Jersey courts for the enforcement of rights against the Company or ALPS 94-1 under any of the 2000 Transaction Documents without any restrictions on such entitlement which restrictions are not generally applicable to any company incorporated in Jersey.

(y) To the best of our knowledge, neither the Company nor ALPS 94-1 has taken any action, nor have any other steps been taken or legal proceedings started or threatened against the Company or ALPS 94-1 as a result of which it could become bankrupt or for its winding up, dissolution or re-organisation or for the appointment of a liquidator, receiver, administrator, administrative receiver, examiner or similar officer of it or of all or any of its assets or revenues.

(z) Neither AerFi Group as holder of the Subclass E-2 Notes nor the Class E Note Directors (as defined in the Articles of Association of the Company) have any right, benefit or interest in the Company which, under the laws of Jersey, would constitute equity share capital within the meaning of that term contained in Article 1 of the Companies (Jersey) Law 1991, a copy of which is attached to this opinion.

2.       Our opinion is subject to the following qualifications.

(a) The searches at the office of the Registrar of Companies referred to in paragraphs 5(a)(i) and 5(b)(i) are not conclusively capable of revealing whether or not:-

(i) a winding up order has been made or a resolution passed for the winding up of the Company or ALPS 94-1 as the case may be;

(ii) an order has been made or a resolution passed appointing a liquidator or other similar person to control the assets of the Company or ALPS 94-1, as the case may be;

         as notice of these matters might not be filed with the Registrar of Companies immediately and, when filed, might not be entered on the public record of the Company or ALPS 94-1, as the case may be, immediately. In this connection, we refer you to the AerCo Corporate Certificate pursuant to which a Director of the Company has certified that (x) no such order has been made and no resolution has been passed or is proposed by the Directors of the Company in this connection; (y) no such order has been made and no resolution passed by the shareholders of the Company in this connection; and (z) he has no reason to believe that any such order or that any such resolution is proposed by the shareholders of the Company in this connection.

(b) The enquiries at the office of the Viscount referred to in paragraphs 5(a)(ii) and 5(b)(ii) relate only to a declaration that the Company or ALPS 94-1, as the case may be, is or was "en desastre" and no indication of applications for such declarations as yet unheard is given. There is no formal procedure for determining whether the Company or ALPS 94-1, as the case may be, has otherwise become bankrupt as defined in the Interpretation (Jersey) Law 1954 (as amended). In this connection we refer you to the AerCo Corporate Certificate pursuant to which a Director of the Company has certified that he has no reason to believe that any of the procedures referred to in that definition have been or are about to be invoked.

(c) The choice of the laws expressed to govern the 2000 Transaction Documents would not be recognised or upheld if the choice of law was not bona fide and legal (although no choice of law expressed to govern the 2000 Transaction Documents is contrary to the laws of Jersey) or if there were reasons for avoiding the choice of law on the grounds of public policy (although none of the provisions of the 2000 Transaction

         Documents are inconsistent with Jersey public policy). The choice of such laws would not be upheld, for example, if it was made with the intention of evading the laws of the jurisdiction with which a 2000 Transaction Document had its most substantial connection and which law in the absence of such choice would have invalidated the 2000 Transaction Document or been inconsistent therewith.

(d) Where a foreign court (being a court of any country or territory outside the United Kingdom other than one for whose international relations the United Kingdom is responsible) has given a judgment for multiple damages against a qualifying defendant (which would include the Company and ALPS 94-1) the amount which may be payable by such defendant may be limited by virtue of the Protection of Trading Interests Act 1980 (Jersey) Order 1983 (the "1983 ORDER") which provides that such qualifying defendant may be able to recover any such amount paid by it as represents the excess in such multiple damages over the sum assessed as compensation by the court that gave the judgment. The 1983 Order defines a judgment for "multiple damages" as a judgment for an amount arrived at by doubling, trebling or otherwise multiplying a sum assessed as compensation for the loss or damage sustained by the person in whose favour the judgment is given.

(e) Jersey courts can give judgments in currencies other than pounds sterling if, subject to the terms of the contract, it is the currency which most fairly expresses the plaintiff's loss. However a judgment against the Company or ALPS 94-1 expressed in a currency other than the currency of Jersey (pounds sterling) which is registered by the Jersey Court under the 1960 Law will be so registered as if it were a judgment for such sum in the currency of Jersey as on the basis of the rate of exchange prevailing on the date of the judgment of the court of original jurisdiction, is equivalent to the sum so payable.

(f) A Jersey court has power to stay an action where it is shown that there is some other forum, having competent jurisdiction, which is more appropriate for the trial of the action, that is, in which the case can be tried more suitably for the interests of all the parties and the ends of justice, and where staying the action is not inconsistent with the Rules of the Royal Court of Jersey.

(g) Under the rules of procedure applicable, a Jersey court will normally order a plaintiff in an action, being a party who is not ordinarily resident in Jersey and/or does not have assets within the jurisdiction, to provide security for costs.

(h) A determination, designation, calculation or certificate of any party to a 2000 Transaction Document, as to any matter provided for in such 2000 Transaction Document might, in certain circumstances, be held by a Jersey court not to be final, conclusive or binding (for example, if it could be shown to have an unreasonable or arbitrary basis or not to have been reached in good faith) notwithstanding the provisions of that 2000 Transaction Document.

(i) Any provisions in any of the 2000 Transaction Documents providing for the payment of interest on unpaid amounts would be unenforceable in Jersey if such provisions were held to constitute a penalty and not a genuine and reasonable pre-estimate of the loss likely to be suffered as a result of the default in payment of the amount in question. We express no opinion as to whether any such provision does constitute such a genuine and reasonable pre-estimate.

(j) In some circumstances a Jersey court would not give effect to a provision in a 2000 Transaction Document which attempts to make one or more provisions in that 2000 Transaction Document severable from other provisions therein, in particular if to do so would not accord with public policy or would involve the court in making a new contract for the parties.

(k) A Jersey court may refuse to give effect to any provisions in an agreement (i) for the payment of the costs of enforcement (actual or contemplated) or of unsuccessful litigation brought before a Jersey court or where the court has itself made an order for costs or (ii) which would involve the enforcement of foreign revenue or penal or other public laws or (iii) which would be inconsistent with the fundamental policy of Jersey law (although none of the provisions of the 2000 Transaction Documents are inconsistent with such fundamental policy).

(l) The term "enforceable" as used in paragraph 5 of this opinion means that the obligations assumed by the relevant party under the relevant 2000 Transaction Document are of a type which the Jersey courts customarily enforce. This opinion is not to be taken to imply that any obligation would necessarily be capable of enforcement or be enforced in all circumstances in accordance with its terms. In particular:-

(i) enforcement may be limited by applicable laws (in Jersey and elsewhere) of bankruptcy, insolvency, liquidation, re-organisation and other laws of general application relating to, or affecting the rights of, creditors although this is not intended to prejudice our opinion concerning (x) the enforceability of the Security Documents and the Indenture (as supplemented by the Indenture Supplement) at paragraphs 5(i) and 5(j) above or (y) the enforceability of the Company's obligations under the Transferring Companies Share Purchase Agreement, subject always to the other provisos, assumptions and qualifications set out in this letter;

(ii) enforcement may be limited by general principles of equity, for example, equitable remedies may not be available where liquidated damages are considered to be an adequate remedy;

(iii) claims may become barred by prescription or may be or become subject to defences of set-off or counterclaim;

(iv) where obligations are to be performed in a jurisdiction outside Jersey, they may not be enforceable in Jersey to the extent that performance would be illegal under the laws of the other jurisdiction;

(v) if the performance of payment obligations is contrary to the exchange control regulations of any country in whose currency any amounts are payable, such obligations may not be enforceable in Jersey;

(vi) the enforcement of the obligations of the parties to the 2000 Transaction Documents may be limited by the provisions of Jersey law applicable to agreements held to have been frustrated by events happening after their execution;

(vii)    enforcement of obligations may be invalidated by reason of fraud;

(viii) enforcement may be limited to the extent that matters which it has been expressly assumed herein will be done have not been done.

(m) The enforceability of rights of set off as between parties to the 2000 Transaction Documents will normally be determined by the law of such 2000 Transaction Documents. However in the event that any party is the subject of a declaration of desastre under the 1990 Law, or is the subject of a creditors' or insolvent winding up under Chapter 4 of Part XXI of the Companies (Jersey) Law 1991 (the "1991 LAW"), Jersey law provides that where there have been mutual credits, mutual debts or other mutual dealings between debtor and creditor, an account shall be taken of what is due from one party to the other as at the date of a declaration of desastre in respect of the assets of one such party or the date of commencement of a creditors or insolvent winding up of a Jersey company in respect of such mutual dealings and the sum due from one party shall be set off against any sum due from the other party and the balance of the account and no more shall be claimed or paid on either side respectively.

(n) A guarantor whose guarantee is governed by Jersey law or which is sued upon before the courts of Jersey may be entitled to claim "droit de discussion" that is, that the assets of the principal obligee whose obligations are guaranteed shall be exhausted before any claim against the guarantor under the guarantee may proceed, unless the "droit de discussion" has been waived. The "droit de discussion" has been effectively waived by the Company pursuant to the terms of the guarantee given by the Company in Article XII of the Indenture (as supplemented by the Indenture Supplement).

(o) A co-guarantor or co-indemnitor whose indemnity to a third party is governed by Jersey law or is sued upon before the Jersey courts, may claim (unless waived) "droit de division" so as to require the division of the guarantor's or indemnitor's liabilities in just proportions between each of the co-guarantors or co-indemnitors and regardless of whether or not each of such co-guarantors or co-indemnitors are able to satisfy the proportion of the debt attributed to such co-guarantor or co-indemnitor. The "droit de division" has been effectively waived by the Company pursuant to the terms of the guarantee given by the Company in Article XII of the Indenture (as supplemented by the Indenture Supplement).

(p)      The following situations should be noted.

1. A creditor may arrest movable property of his debtor in Jersey on an ex-parte application and, if he obtains confirmation of the arrest from the Jersey court, may require the sale of such property to satisfy the debt. Provided that the debtor is not declared "en desastre" within ten days of the confirmatory act of the Jersey court, that creditor also obtains a preference in the event of a subsequent desastre if he has not previously exercised the right to sell the assets so arrested.

2. Control of property charged by the Company pursuant to any of the 2000 Transaction Documents could pass out of the hands of the Company and/or the chargee upon the Company being declared "en desastre".

         In this situation the 1990 Law vests all the property of the debtor in the Viscount. The 1990 Law does make provision as regards the satisfaction of security interests created under the Security Interests (Jersey) Law 1983 (as amended) (the "1983 LAW") but by reference only to security interests as defined in the 1983 Law and they are so defined so as not to include charges created under a foreign law over assets situate outside Jersey.

         With regard to the particular situations referred to at clauses 1. and
         2. above in this sub-paragraph (p), whilst there is no Jersey statutory or judicial authority on point, it is our opinion that a creditor may only attach its debt to so much of its debtor's movable property as is not previously validly reserved to some other party, by grant of security in favour of such party or otherwise, and that the Viscount can only have vested in him so much of the property of a party declared "en desastre" as that party is able freely to dispose of or otherwise subject to the obligations of that party in respect thereof.

         Accordingly, it is our opinion that, subject always to the other reservations and assumptions herein set out, application of the matters described in clauses 1. and 2. above in this sub-paragraph (p) will not give (i) any creditor of the Company who arrests movable property of the Company rights in such property prior to the rights created (or, in the case of the Post Closing Documents, to be created) under the Security Documents or (ii) the Viscount control of property which is otherwise validly charged, assigned or mortgaged pursuant to the Security Documents in a manner that would deprive the Secured Parties of the benefits of their security.

(q)       (1)     A Jersey company may be wound up:-

(a) at the end of the period of its existence stated in its Memorandum of Association (this is not applicable to the Company or ALPS 94-1);

(b)      voluntarily pursuant to a resolution of its shareholders;

(c) by order of the Jersey court on the application of the company or a director or any member of the company if the court considers that it is just and equitable to so order; or

(d) at completion by the Viscount of the desastre procedure under the 1990 Law on the filing by the Viscount of notice pursuant to Article 36(2) of the 1990 Law of the date of payment of the final dividend unless notice has been given (under Article 38(3) of the 1990 Law) of criminal proceedings instituted or pending against the company.

         In addition a company may be struck off the register of Jersey companies after the observance of certain formalities as set out in
         Article 205 of the 1991 Law if:-

(i) the Registrar of Companies has reason to believe that the company in question is not carrying on business or in operation;

(ii) where the company is being wound up in a creditors' winding up, the Registrar of Companies has reason to believe that no liquidator is acting or that the affairs of the company are fully wound up and returns to be made by the liquidator have not been made for a period of six consecutive months;

(iii) the Registrar of Companies has reason to believe that a company which is being wound up under Chapter 2 of Part XXI of the 1991 Law (which applies to the winding up of a company which has no liabilities or which is able to discharge its liabilities in full within six months after the commencement of the winding up) has for a period of six consecutive months failed to deliver to the Registrar certain statements required to be so delivered under the relevant provisions of Chapter 2 of Part XXI of the 1991 Law.

(2) The circumstances in which someone may be appointed to take control of a Jersey company or the assets of such a company upon insolvency are as follows:-

(a) upon the grant by the Royal Court of an application made by the company to place its property under the control of the Court ("de remettre ses biens entre les mains de la justice");

(b)      upon the company being declared "en desastre";

(c) upon the grant by the Royal Court of an application made by the company to make general cession of its property for the benefit of its creditors;

(d) upon the decision of the Royal Court judging the property of the company to be renounced; or

(e)      upon the appointment of a liquidator.

         It should be noted, however, that the occurrence of any of the above events would not per se have an effect upon the validity and effect of the Security Documents including, without limitation, the security granted thereunder but may result, for example, in delays in enforcement and the introduction of third parties (as identified) having locus standi with respect to the assets of the Company or ALPS 94-1.

(3) The following types of transactions by the Company or ALPS 94-1 may be set aside on the application of a liquidator (in a winding up) or of the Viscount (in a desastre):

(a) a transaction with any person at an undervalue at any time in the period of five years ending with the date of the commencement of the winding up or the declaration of the Company or ALPS 94-1, as the case may be, "en desastre"; and

(b) a transaction under which a preference is given at any time within the period of one year ending with the date of the commencement of the winding up or the declaration of the Company or ALPS 94-1, as the case may be, "en desastre"

         if at the time of any such transaction or preference the Company or ALPS 94-1, as the case may be, is unable to pay its debts as they fall due or becomes unable to pay its debts as they fall due in consequence of the transaction or preference save that this last proviso does not apply to a transaction at an undervalue which takes place less than two years before the date of the commencement of the winding up or the declaration of the Company or ALPS 94-1, as the case may be, "en desastre". However, in reliance on the assumptions in paragraphs 4(d),
         (m) and (p) of this opinion, we are of the opinion that none of the 2000 Transaction Documents or the grant of any rights of security thereunder would be regarded as either a transaction at an undervalue or a preference.

         In addition both the liquidator in a winding up and the Viscount in a desastre have the power to disclaim onerous property. "Onerous property" is defined in Article 171 of the 1991 Law and Article 15 of the 1990 Law. The consequence of a disclaimer of onerous property would be to determine, from the date of disclaimer, the rights, interests and liabilities of the Company or ALPS 94-1, as the case may be, in or in respect of the property disclaimed, but would not, except so far as is necessary for the purpose of releasing the Company or ALPS 94-1, as the case may be, from liability, affect the rights or liabilities of any other person (which, in our opinion, would include all creditors of the Company or ALPS 94-1, as the case may be). Any person who claimed an interest in any disclaimed property (which would, in our opinion, in the case of the Company include the beneficiaries of the Security Documents pursuant to which security is, or will be, granted by the Company) may apply to the courts of Jersey for an order (which may be made on such terms as the court thinks fit) for the vesting of the disclaimed property in, or for its delivery to, such beneficiary or a trustee for such beneficiary. The power of the liquidator and the Viscount to disclaim onerous property has not to our knowledge been the subject of any Jersey judicial authority or judicial decision in the courts of Jersey. However, it should be noted that the relevant provisions of Jersey law do provide that a person sustaining loss or damage in consequence of the operation of a disclaimer (which could include creditors of the Company or ALPS 94-1) shall be deemed to be a creditor of the Company or ALPS 94-1, as the case may be, to the extent of the loss or damage and may prove for the loss or damage in a subsequent winding-up or desastre. Were a liquidator (or the Viscount) to disclaim any property of the Company on the grounds that it is onerous, it would be our opinion that an application to the courts of Jersey, of the type referred to above, by the Security Trustee (or by any beneficiary of the security granted by the Company to the Security Trustee) for the vesting of the property directly in the Security Trustee would succeed, on the basis that the property in question has been validly mortgaged or charged to the Security Trustee and the power of disclaimer should not be used in such a way as to defeat such a security.

(4) An order of the Courts of the Republic of Ireland setting aside all or part of the transactions contemplated by the 2000 Transaction Documents consequential upon the insolvency of AerFi Group or otherwise would be recognised if such order was effective to set aside the relevant agreement or arrangement under the law by which the same is governed and assuming the proper jurisdiction of the Courts of the Republic of Ireland in connection therewith.

(r) If the assets of the Company or ALPS 94-1 were to be declared "en desastre" in Jersey, the 1990 Law provides that the Viscount shall apply the assets of the Company or ALPS 94-1, as the case may be, first in payment of the Viscount's fees and emoluments and all costs, charges, allowances and expenses properly incurred by or payable by the Viscount in the "desastre" then in satisfaction of debts preferred by statutory law and customary law (as to which we refer to our opinion at 5(j) above) and thereafter in payment of debts provable in the desastre. If the Company or ALPS 94-1 are wound up pursuant to Chapter 4 of Part XXI of the 1991 Law, (a creditors' or insolvent winding up), a similar order of payment applies with preference for the liquidator's fees and costs, charges, allowances and expenses properly incurred.

(s) The 1991 Law requires a creditor of a company (subject to appeal) to be bound by an arrangement entered into by the company and its creditors immediately before or in the course of its winding up if (inter alia) three quarters in number and value of the creditors acceded to the arrangement.

(t) Without prejudice to the statements expressly set out in this opinion, we offer no opinion in relation to any representations or warranties as to matters of fact, opinion or view made or given (or, in the case of the Post Closing Documents, to be made or given) by the Company or ALPS 94-1 in any of the 2000 Transaction Documents.

(u) Except as specified in paragraph 5(h) hereof, we offer no opinion as to whether the acceptance, execution or performance of the obligations of the Company or ALPS 94-1 under any of the 2000 Transaction Documents will result in the breach of or infringe any other agreements, deeds or documents entered into by and binding on the Company or ALPS 94-1, as the case may be.

(v) In order to maintain the good standing of the Company and ALPS 94-1 under the laws of the Island of Jersey an annual fee must be paid and an annual return must be made to the Registrar of Companies in respect of each company before the end of February in each year. The annual return has been made and the annual fee paid in respect of the Company and ALPS 94-1 for the year 2000.

(w) Information available in public registries in Jersey is limited and, in particular, there is no publicly available record of charges and security interests over the shares or assets of Jersey companies nor of applications made, or notice of any application to be made, which if successful would result in the Company or ALPS 94-1 becoming bankrupt as defined in the Interpretation (Jersey) Law 1954 (as amended).

(x) Pursuant to the provisions of the Powers of Attorney (Jersey) Law 1995, as a matter of Jersey law a power of attorney (other than an irrevocable power of attorney given (i) for the purpose of facilitating the exercise of powers of a secured party under the 1983 Law, or of powers given pursuant to a security agreement (as defined in the

         1983 Law), or (ii) pursuant to or in connection with or for the purpose of or ancillary to security governed by a law other than Jersey law) is revoked by the death, incapacity or bankruptcy of the donor or, if the donor is a body corporate, by its bankruptcy or dissolution.

3.       We also make the following observations:-

(a) We express no view on any provision in any of the 2000 Transaction Documents requiring written amendments and waivers of any of the provisions of such document in so far as it suggests that oral or other modifications, amendments or waivers could not be effectively agreed upon or granted by or between the parties or implied by the course of conduct of the parties.

(b) It should be understood that we have not been responsible for investigating or confirming the accuracy of the facts, including statements of foreign law, or the reasonableness of any statements or opinions contained in the Offering Memorandum (other than as described in paragraphs 5(m) and 5(n) above) or any of the other 2000 Transaction Documents or that no relevant facts have been omitted therefrom.

(c) We have not advised the Company, ALPS 94-1 or their respective Directors in respect of the commercial nature and effect of any of the transactions under the 2000 Transaction Documents or envisaged or undertaken pursuant thereto although we have advised the Company, ALPS 94-1 and their respective Directors as to their duties and obligations as a matter of the general law of Jersey.

(d) We have made no enquiry or assessment as to whether the Company or ALPS 94-1 will be in a position to fulfil their respective obligations under the 2000 Transaction Documents to which they are respectively a party other than as to matters of Jersey law.

                                                                     EXHIBIT E-1


                           OPINION OF IRISH COUNSEL TO
                      AERFI, AERFI CASH MANAGER II LIMITED,
                     AERFI ADMINISTRATIVE SERVICES LIMITED,
                    AERCO IRELAND, AERCO IRELAND II, PERGOLA,
                AERFI BM, ERGO, GUSTAV I, GUSTAV II, GUSTAV III,
                   GUSTAV IV, GUSTAV V, GUSTAV VI, GUSTAV VII,
                     GUSTAV VIII, GUSTAV IX, INDIGO LEASING,
                           INDIGO IRELAND AND LORENTON



1. Each of AerFi, AerFi Cash Management II Limited, AerFi Administrative Services Limited, AerCo Ireland, AerCo Ireland II, Pergola, AerFi BM, Ergo, Gustav I, Gustav II, Gustav III, Gustav IV, Gustav V, Gustav VI, Gustav VII, Gustav VIII, Gustav IX, Indigo Leasing, Indigo Ireland and Lorenton (the "IRISH ENTITIES") has been duly incorporated, is legally and validly existing as a company under the laws of Ireland with full power and authority under its Memorandum and Articles of Association and the laws of Ireland to execute, deliver and perform its obligations under the Relevant Documents.

2. Each of the Relevant Documents has been duly authorized, executed and delivered by each of the Irish Entities party thereto.

3. The execution, delivery and performance by each of the Irish Entities of each Relevant Document to which it is a party and compliance with the terms thereof, and the consummation by each of the Irish Entities of the transactions contemplated thereby do not materially conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, any indenture, mortgage, deed of trust, loan agreement, other agreement or instrument to which such Irish Entity is a party or by which such Irish Entity is bound or to which any of the properties or assets of such Irish Entity is subject, nor will such actions result in any material violation of, or conflict with, the provisions of the Memorandum and Articles of Association or any other constitutional documents of such Irish Entity or any statute, rule or regulation, or any order or decree, of any court or governmental agency or body of Ireland having proper jurisdiction over such Irish Entity or any of its properties or assets.

4. Neither the execution or delivery by each of the Irish Entities of the Relevant Documents nor the performance by each such Irish Entity of any of the transactions contemplated thereby requires the consent or approval of, the giving of notice to, the registration with, or the taking of any other action with respect to, any governmental authority or agency under the laws of Ireland.

5. All of the issued shares of each of the Irish Entities have been duly authorized and issued and are fully paid and not subject to calls for funds.

6. The choice of law provision contained in each Relevant Document is valid and binding under Irish law and would be given effect by the courts in Ireland.

7. The submission to jurisdiction to U.S. federal and New York State courts by each Irish Entity in each applicable Relevant Document to which it is a party and the irrevocable appointment by each such party of agents to receive service of process in respect of the jurisdiction of such courts are valid and binding under Irish law.

8. On the basis of current Irish law and Revenue practice, no Irish stamp duty or other Irish documentary tax is payable in respect of any Relevant Document, except for duty on the Share Purchase Agreement and the Security Documents.

9. True sale opinion with respect to the sale of the shares, to the extent Irish law is relevant, of the Transferring Companies by AerFi to the Issuer.

10. Opinion to the effect that a court would not (a) make (i) a pooling order requiring the winding up of AerCo Group companies with AerFi or any of its subsidiaries, or (ii) a contribution order requiring AerCo Group companies to contribute towards the debts provable against any of AerFi and its subsidiaries in a winding up of any of AerFi and its subsidiaries, or (b) exercise its equitable jurisdiction to treat one or more companies in the AerCo Group as a single entity with one or more of AerFi and its subsidiaries.

11. No member of AerCo Group would be a "related company" of any of AerFi or its subsidiaries and therefore for purposes of the 1990 Amendment Act an examiner would not be appointed to any member of AerCo Group solely on the ground of its being a "related company" of AerFi or its subsidiaries.

12. The relevant security documents create a valid security interest in all of the right, title and interest in the Collateral described therein of the Irish Entities party thereto.

13. The statements of Irish tax law and of our opinions in the Memoranda under the captions "Risk Factors -- Certain Bankruptcy Considerations", "The Acquisition of the Additional Aircraft -- Bankruptcy Considerations" and "Irish Tax Considerations" are accurate in all material respects.

                                                                     EXHIBIT E-2

                       OPINION OF KPMG, IRISH TAX ADVISOR
                                 TO AERCO GROUP


1. None of the Subsidiaries [other than the Irish Entities?] will be subject to Irish income or corporation tax.

2. Payments by any lessee to the Issuer or any of its Irish subsidiaries will not be subject to Irish VAT in any case where the Aircraft are used or to be used by a transport undertaking operation for reward chiefly on international routes.

3. The Issuer and each of the Irish Entities will be entitled to the corporate tax benefits for Shannon, Ireland certified companies.

4. The statements in the Memoranda under the captions "Risk Factors -- Certain Income Tax Risks" and the first four paragraphs of "Tax Considerations -- Irish Taxation of the AerCo Group", insofar as such statements constitute summaries of the legal matters, documents or proceedings referred to therein, fairly present the information called for with respect to such legal matters, documents or proceedings in all material respects.

                                                                       EXHIBIT F

                         OPINION OF ISLE OF MAN COUNSEL
                           TO BALTIC II AND BALTIC III


1. Each of Baltic II and Baltic III has been duly incorporated, is legally and validly existing in good standing as a company under the laws of the Isle of Man with full power and authority under its Memorandum and Articles of Association and the laws of the Isle of Man to own its property and to conduct its business as described in the Memoranda, and each of Baltic II and Baltic III has full corporate power and authority to execute, deliver and perform its obligations under the Relevant Documents to which it is a party.

2. Each of the Relevant Documents to which Baltic II or Baltic III it is a party has been duly authorized, executed and delivered by Baltic II or Baltic III, as the case may be.

3. The execution, delivery and performance by each of Baltic II and Baltic III of each Relevant Document to which it is a party and compliance with the terms thereof, and the consummation by each of Baltic II and Baltic III of the transactions contemplated thereby, do not conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, or result in the creation or imposition of any lien, encumbrance, equity, claim or other charge upon any properties or assets of either of Baltic II or Baltic III pursuant to the terms of any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which Baltic II or Baltic III is a party or by which Baltic II or Baltic III is bound or to which any of the properties or assets of Baltic II or Baltic III is subject, nor will such actions result in any violation of, or conflict with, the provisions of the Memorandum and Articles of Association or any other constitutional documents of Baltic II or Baltic III or any statute, rule or regulation, or any order or decree, of any court or governmental agency or body of the Isle of Man having proper jurisdiction over Baltic II or Baltic III or any of its properties or assets.

4. Neither the execution or delivery by either of Baltic II and Baltic III of the Relevant Documents to which it is a party, nor the performance by Baltic II or Baltic III of any of the transactions contemplated thereby, requires the consent or approval of, the giving of notice to, the registration with, or the taking of any other action with respect to, any governmental authority or agency under the laws of the Isle of Man.

5. All of the member interests of Baltic II and Baltic III have been duly authorized and issued and are fully paid and not subject to calls for funds.

6. Each of the security documents to which either of Baltic II or Baltic III is a party creates a valid and perfected security interest, for the benefit of the Secured Parties securing payment of the Secured Obligations, in all of each of Baltic II and Baltic III's right, title and interest in the Collateral of Baltic II and Baltic III described therein.

                                                                      EXHIBIT G

                          OPINION OF SWEDISH COUNSEL
                               TO AERFI SVERIGE


1. AerFi Sverige has been duly incorporated, is legally and validly existing in good standing as a company under the laws of Sweden with full power and authority under its Memorandum and Articles of Association and the laws of Sweden to own its property and to conduct its business as described in the Memoranda, and AerFi Sverige has full corporate power and authority to execute, deliver and perform its obligations under the Relevant Documents to which it is a party.

2. Each of the Relevant Documents to which it is a party has been duly authorized, executed and delivered by AerFi Sverige

3. The execution, delivery and performance by AerFi Sverige of each Relevant Document to which it is a party and compliance with the terms thereof, and the consummation by AerFi Sverige of the transactions contemplated thereby do not conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, or result in the creation or imposition of any lien, encumbrance, equity, claim or other charge upon any properties or assets of AerFI Sverige pursuant to the terms of any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which AerFi Sverige is a party or by which AerFi Sverige is bound or to which any of the properties or assets of AerFi Sverige is subject, nor will such actions result in any violation of, or conflict with, the provisions of the Memorandum and Articles of Association or any other constitutional documents of AerFi Sverige or any statute, rule or regulation, or any order or decree, of any court or governmental agency or body of Sweden having proper jurisdiction over AerFi Sverige or any of its properties or assets.

4. Neither the execution or delivery by AerFi Sverige of the Relevant Documents nor the performance by AerFi Sverige of any of the transactions contemplated thereby requires the consent or approval of, the giving of notice to, the registration with, or the taking of any other action with respect to, any governmental authority or agency under the laws of Sweden.

5. All of the issued shares of AerFi Sverige have been duly authorized and issued and are fully paid and not subject to calls for funds.

6.      AerFi Sverige is the owner of all of the shares of     , free and clear
        of all liens, pledges, claims, security interests or other encumbrances.

7. Each of the pledge to which AerFi Sverige is a party creates a valid and perfected security interest, for the benefit of the Secured Parties securing payment of the Secured Obligations, in all of AerFi Sverige right, title and interest in the Collateral described therein.

8. The statements in the Memoranda under the caption "The Acquisition of the Additional Aircraft -- Bankruptcy Considerations", insofar as such statements constitute summaries of legal matters, documents or proceedings referred to therein, in all material respects accurately summarize such matters.

 9. In the event of a bankruptcy or similar proceeding under applicable Swedish bankruptcy law or other law governing a similar event (collectively, "BANKRUPTCY LAW") concerning any Swedish seller of an aircraft and, where appropriate, that aircraft's related lease (collectively, an "AIRCRAFT"), (a) a court would determine that the transfer of such Aircraft by the seller to a member of the AerCo Group under the purchase agreement therefor prior to such event would constitute a sale, as opposed to a secured loan, and (b) therefore, the Aircraft so transferred would not constitute property of such Seller's estate for the purposes of such Bankruptcy Law.


10. In the event of a bankruptcy or similar proceeding under Bankruptcy Law concerning any Swedish seller, a court would not grant an order consolidating the assets and liabilities of any member of the AerCo Group with those of such Seller.

                                                                       EXHIBIT H


                           OPINION OF BELGIAN COUNSEL
                     TO AERFI BELGIUM AND ALPS 94-1 BELGIUM


1. Each of AerFi Belgium and ALPS 94-1 Belgium (the "BELGIAN ENTITIES") has been duly incorporated, is legally and validly existing as a company under the laws of Belgium with full power and authority under its Memorandum and Articles of Association and the laws of Belgium to own its respective property and to conduct its respective businesses as described in the Memoranda, and each of the Belgian Entities has full corporate power and authority to execute, deliver and perform its obligations under the Relevant Documents to which it is a party, including any pledges or other security documents under Belgian law. On the date hereof, none of the Belgian Entities is bankrupt or subject to a composition procedure.

2. Each of the Relevant Documents has been duly authorized, executed and delivered by each of the Belgian Entities.

3. The authorization, execution or delivery by each of the Belgian Entities of the Relevant Documents and the performance by each of the Belgian Entities of any of the transactions contemplated thereby do not require the consent or approval of, the giving of notice to, the registration with, or the taking of any other action with respect to, any governmental authority or agency under the laws of Belgium.

4. All of the issued shares of each of the Belgian Entities have been duly authorized and issued and are fully paid and not subject to calls for funds.

5. Each of the security documents to which any Belgian Entity is a party creates a valid and perfected security interest, for the benefit of the Secured Parties securing payment of the Secured Obligations, in all of the right, title and interest of the respective Belgian Entity in the Collateral described therein.

                                                                     EXHIBIT I-1


                             OPINION OF NETHERLANDS
                              COUNSEL TO DEBIS B.V.


1. Debis B.V. has been duly incorporated, is legally and validly existing in good standing as a limited liability company under the laws of The Netherlands with full power and authority under its Memorandum and Articles of Association and the laws of the Netherlands to own its property and to conduct its business as described in the Memoranda, and has full corporate power and authority to execute, deliver and perform its obligations under each of the Relevant Documents to which it is a party.

2. Each of the Relevant Documents to which debis B.V. is a party has been duly authorized, executed and delivered by debis B.V.

3. The execution, delivery and performance by debis B.V. of each of the Relevant Documents to which it is a party and compliance with the terms thereof, and the consummation by debis B.V. of the transactions contemplated thereby do not contravene the provisions of the Memorandum and Articles of Association or any other constitutional documents of debis B.V. or any statute, rule or regulation, or any order or decree, of any court or governmental agency or body of The Netherlands having proper jurisdiction over debis B.V. or any of its properties or assets or conflict with or result in the breach of or constitute a default under any material agreement or instrument to which debis B.V. is a party or by which it is bound or to which any of its properties or assets is subject.

4. Neither the execution or delivery by debis B.V. of each of the Relevant Documents to which it is a party, nor the performance by debis B.V. of any of the transactions contemplated thereby, requires the consent or approval of, the giving of notice to, the registration with, or the taking of any other action with respect to, any governmental authority or agency under the laws of The Netherlands.

5. The statements in the Memoranda under the captions "Summary -- Transaction Overview -- Standby Servicer" and "Management of AerCo Group -- Standby Servicer, Cash Manager and Administrative Agent", insofar as such statements constitute summaries of legal matters, documents or proceedings referred to therein, in all material respects accurately summarize such matters.

6. There is no action, suit, investigation, litigation or proceeding affecting debis B.V. pending or threatened before any court, governmental agency or arbitrator that could have a material adverse effect on the business, condition (financial or other), operations, performance, properties or prospects of debis B.V. or purports to affect the legality, validity or enforceability of the Relevant Documents to which it is a party.

                                                                     EXHIBIT I-2


                                OPINION OF IRISH
                              COUNSEL TO DEBIS PLC


1. Debis LTD has been duly incorporated, is legally and validly existing in good standing as a limited liability company under the laws of Ireland with full power and authority under its Memorandum and Articles of Association and the laws of Ireland to own its property and to conduct its business as described in the Memoranda, and has full corporate power and authority to execute, deliver and perform its obligations under each of the Relevant Documents to which it is a party.

2. Each of the Relevant Documents to which debis LTD is a party has been duly authorized, executed and delivered by debis LTD.

3. The execution, delivery and performance by debis LTD of each of the Relevant Documents to which it is a party and compliance with the terms thereof, and the consummation by debis LTD of the transactions contemplated thereby do not contravene the provisions of the Memorandum and Articles of Association or any other constitutional documents of debis LTD or any statute, rule or regulation, or any order or decree, of any court or governmental agency or body of Ireland having proper jurisdiction over debis LTD or any of its properties or assets or conflict with or result in the breach of or constitute a default under any material agreement or instrument to which debis LTD is a party or by which it is bound or to which any of its properties or assets is subject.

4. Neither the execution or delivery by debis LTD of each of the Relevant Documents to which it is a party, nor the performance by debis LTD of any of the transactions contemplated thereby, requires the consent or approval of, the giving of notice to, the registration with, or the taking of any other action with respect to, any governmental authority or agency under the laws of Ireland.

5. The statements in the Memoranda under the captions "Summary -- Transaction Overview -- Standby Servicer" "Management of AerCo Group -- Standby Servicer, Cash Manager and Administrative Agent", insofar as such statements constitute summaries of legal matters, documents or proceedings referred to therein, in all material respects accurately summarize such matters.

6. There is no action, suit, investigation, litigation or proceeding affecting debis LTD pending or threatened before any court, governmental agency or arbitrator that could have a material adverse effect on the business, condition (financial or other), operations, performance, properties or prospects of debis LTD or purports to affect the legality, validity or enforceability of the Relevant Documents to which it is a party.

                                                                       EXHIBIT J


                           OPINION OF NEW YORK COUNSEL
                                TO BANKERS TRUST


1. Bankers Trust is a banking corporation validly existing under the laws of the State of New York.

2. Bankers Trust, in its capacity as the Trustee, the Book-Entry Depositary, the Security Trustee and the Reference Agent, has the requisite power and authority to execute, deliver and perform its respective obligations under each of the Relevant Documents to which it is a party, and has taken all necessary action to authorize the execution, delivery and performance by it of each of the Relevant Documents to which it is a party.

3. Each of the Relevant Documents to which the Trustee is a party has been duly executed and delivered by the Trustee and constitutes a legal, valid and binding obligation of the Trustee, enforceable against the Trustee in accordance with its respective terms, except that certain payment obligations may be enforceable solely against the trust property and except that such enforcement may be limited by bankruptcy, insolvency, reorganization, moratorium, liquidation, or other similar laws applicable to banking corporations affecting the enforcement of creditors' rights generally, and by general principles of equity, including, without limitation, concepts of materiality, reasonableness, good faith and fair dealing (regardless of whether such enforceability is considered in a proceeding in equity or at law).

4. Each of the Relevant Documents to which the Security Trustee is a party has been duly executed and delivered by the Security Trustee and constitutes a legal, valid and binding obligation of the Security Trustee, enforceable against the Security Trustee in accordance with its respective terms, except that certain payment obligations may be enforceable solely against the Collateral, and except that such enforcement may be limited by bankruptcy, insolvency, reorganization, moratorium, liquidation, or other similar laws applicable to banking corporations affecting the enforcement of creditors' rights generally, and by general principles of equity, including, without limitation, concepts of materiality, reasonableness, good faith and fair dealing (regardless of whether such enforceability is considered in a proceeding in equity or at law).

5. Each of the Relevant Documents to which the Book-Entry Depositary is a party has been duly executed and delivered by the Book-Entry Depositary and constitutes a legal, valid and binding obligation of the Book-Entry Depositary, enforceable against the Book-Entry Depositary in accordance with its respective terms, except that such enforcement may be limited by bankruptcy, insolvency, reorganization, moratorium, liquidation, or other similar laws applicable to banking corporations affecting the enforcement of creditors' rights generally, and by general principles of equity, including, without limitation, concepts of materiality, reasonableness, good faith and fair dealing (regardless of whether such enforceability is considered in a proceeding in equity or at law).

6. Each of the Relevant Documents to which the Reference Agent is a party has been duly executed and delivered by the Reference Agent and constitutes a legal, valid and binding obligation of the Reference Agent, enforceable against the Reference Agent in accordance with its respective terms, except that such enforcement may be limited by bankruptcy, insolvency, reorganization, moratorium, liquidation, or other similar laws applicable to banking corporations affecting the enforcement of creditors' rights generally, and by general principles of equity, including, without limitation, concepts of materiality, reasonableness, good faith and fair dealing (regardless of whether such enforceability is considered in a proceeding in equity or at law).

7. The Notes delivered on the Closing Date have been duly authenticated by the Trustee in accordance with the terms of the Indenture.




                                      J-2